                                 LEASE AGREEMENT

                                     between

                              LAKEPOINTE ASSETS LLC

                                    as Lessor

                                       and

                             FLUOR ENTERPRISES INC.,

                         d/b/a Fluor Signature Services

                                    as Lessee

                                   Dated as of

                                  June 28, 2001

                                TABLE OF CONTENTS

1.   Demise; Title; Condition; True Lease

2.   Term

3.   Rent

4.   Use

5.   Net Lease; No Termination

6.   Taxes and Impositions; Law and Agreements; Space Leases

7.   Liens; Subordination

8.   Indemnification; Fees and Expenses

9.   Environmental Matters

10.  Maintenance and Repair; Additions

11.  Trade Fixtures

12.  Condemnation and Casualty

13.  Insurance

14.  Financial Statements; Certificates

15.  Purchase Procedure

16.  Quiet Enjoyment

17.  Survival

18.  Subletting; Assignment

19.  Advances by Lessor

20.  Conditional Limitations -- Events of Default and Remedies

21.  Granting of Easements, Etc.

22.  Restriction of Lessor Transfers; Release

23.  Telecommunication Equipment

24.  Notices

25.  Estoppel Certificates

26.  No Merger

27.  Surrender

28.  Separability

29.  Signs; Showing

30.  Waiver of Trial by Jury

31.  Recording

32.  Miscellaneous

33.  Right of First Offer

34.  Building Name and Signage

35.  Disclosure of Information

36.  Limitation on Damages

APPENDIX I Definitions

SCHEDULE A        Description of Leased Property
SCHEDULE A-1      Site Plan
SCHEDULE B        Lease Data
SCHEDULE B-1      Basic Rent
SCHEDULE C        Certain Definitions
SCHEDULE C-1      Termination Value Table
SCHEDULE D        Permitted Encumbrances
SCHEDULE E        Subordination, Non-Disturbance and Attornment Agreement
SCHEDULE F        Estoppel Certificate
SCHEDULE G        Market Rent
SCHEDULE H        Trade Fixtures
SCHEDULE I        Conditions of Non-Disturbance for Sublessees

         THIS LEASE, dated as of June 28, 2001 (as amended from time to time this "LEASE"), between Lakepointe Assets LLC, a Delaware limited liability company ("LESSOR"), as Lessor, having an office at 5847 San Felipe Drive, Suite
2600, Houston, Texas 77057, and Fluor Enterprises Inc., a California corporation
d/b/a Fluor Signature Services (herein, together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "LESSEE"), having an address at One Enterprise Drive, Aliso
Viejo, California 92656, both parties intending to be legally bound.

Capitalized terms not otherwise defined when they first appear are defined in
Appendix I.

1.  Demise; Title; Condition; True Lease. Lessor hereby leases to Lessee, and
Lessee hereby leases from Lessor, subject to the terms hereof, all of Lessor's right, title and interest in (i) the parcel of land (the "LAND"), all as more particularly described in Schedule A hereto, (ii) all buildings, facilities, structures, additions, extensions and other improvements now or hereafter existing on the Land and fixtures appurtenant thereto and any and all replacements and restorations thereof, which improvements at the date hereof are comprised of (a) the "Shared Services Building" combined with a separate maintenance building and separate cooling tower, (b) "Building A" which is subject to the Aetna Lease hereinafter mentioned and which is linked, for purposes of this Lease, with a separate parking structure, (c) "Building B", which includes certain components of the central plant for all of the buildings described in this paragraph, including chilled and hot water and water for the sprinkler system, (d) "Building C" which is leased in part pursuant to the MCI
Lease hereinafter referred to, and (e) "Building D", all as more particularly shown on the site plan attached hereto as Schedule A-1 (collectively, the
"IMPROVEMENTS") and (iii) all easements, rights and appurtenances thereto (all of Lessor's right, title and interest in and to the Land, Improvements and all such easements, rights and appurtenances collectively called the "LEASED
PROPERTY" subject to the qualification set forth later in this paragraph). A portion of the Leased Property is subject to the Lease Agreement dated as of the date hereof between Lessor and Lakepointe Assets WCOM LLC (the "WCOM LEASE") and
the Lease Agreement effective November 14, 1994 between Fluor Daniel, Inc.
(predecessor in interest of Lakepointe Assets WCOM LLC) as landlord and MCI
Telecommunications Corporation (now known as MCI WORLDCOM Network Services,
Inc.; together with MCI WorldCom Communications, Inc., hereinafter "MCI") as tenant (the "MCI LEASE") and to the Lease Agreement dated as of the date hereof between Lessor and Lakepointe Assets AET LLC (the "AET LEASE") and the Lease
Agreement effective October 22, 1993, as amended by First Amendment to Lease
Agreement dated as of January 6, 1994 and Second Amendment to Lease Agreement
dated as of January 1, 1995, each between Fluor Daniel, Inc. (predecessor in interest of Lakepointe Assets AET LLC), as landlord, and The Prudential
Insurance Company of America (predecessor in interest of Prudential Health Care
Plan, Inc.) as tenant (the "AETNA LEASE"; the MCI Lease and the Aetna Lease are
collectively called the "EXISTING LEASES"). Lessor does not grant possession of the space subject to each Existing Lease (the "EXISTING LEASED SPACE") to Lessee until the applicable expiration or termination of the primary term of the applicable Existing Lease related to such Existing Leased Space, nor does Lessee assume responsibility hereunder for such space (other than capital repairs and replacements, including roof, structure and Building Systems) until such expiration or termination; until such expiration or termination, in whole or in part, each Existing Leased Space shall not be deemed part of the Leased
Property. Upon the expiration or termination of the primary term of the Existing
Lease with respect to any of the Existing Leased Space (whether or not the term of either Existing Lease is extended beyond the applicable Duration Limit, as hereinafter defined), the applicable Existing Leased Space shall automatically become subject to this Lease and all the terms of this Lease shall apply to such
Existing Leased Space, without any increase in Basic Rent.

         The Leased Property is leased in its present condition without representation or warranty by Lessor. Lessee has examined the Leased Property and Lessor's title thereto, and has found the same to be satisfactory. Lessee shall, on behalf of Lessor, forever warrant and defend Lessor's title to the
Leased Property against any and all claims whatsoever, subject to the Permitted
Encumbrances and any Liens or other encumbrances created by Lessor or its successors or assigns, or any Affiliate of Lessor (collectively, the "Lessor
Liens"). The foregoing warranty of title shall survive the foreclosure of the
Mortgage and shall inure to the benefit of and be enforceable by the Lessor's
Mortgagee if the Lessor's Mortgagee acquires title to the Leased Property. Under no circumstances shall any third party, including any title insurer, be a beneficiary of the representation and warranty made in this paragraph.

LESSOR LEASES THE LEASED PROPERTY TO THE LESSEE, AND THE LESSEE ACCEPTS THE
LEASED PROPERTY "AS IS", AND LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS
OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY OR THE LOCATION, USE,
DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR A PARTICULAR PURPOSE,
CONDITION OR DURABILITY THEREOF, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP
THEREIN OR ENVIRONMENTAL CONDITION THEREOF; AND ALL RISKS INCIDENTAL TO THE
LEASED PROPERTY SHALL BE BORNE BY LESSEE. LESSOR SHALL NOT HAVE ANY
RESPONSIBILITY OR LIABILITY WITH RESPECT TO ANY DEFECT OR DEFICIENCY OF ANY
NATURE IN THE LEASED PROPERTY OR ANY PORTION THEREOF, WHETHER PATENT OR LATENT
AND LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY FOR ANY DIRECT OR
INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM OR FOR LESSEE'S LOSS
OF USE OF THE LEASED PROPERTY OR ANY PORTION THEREOF OR ANY INTERRUPTION IN
LESSEE'S BUSINESS CAUSED BY LESSEE'S INABILITY TO USE THE LEASED PROPERTY OR ANY
PORTION THEREOF FOR ANY REASON WHATSOEVER. THE PROVISIONS OF THIS PARAGRAPH HAVE
BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY
LESSOR OF, AND LESSOR DOES HEREBY DISCLAIM, AND LESSEE DOES HEREBY WAIVE, ANY
AND ALL WARRANTIES BY LESSOR, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED
PROPERTY OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM
COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

2.  Term.

    (a)  Subject to the provisions hereof, Lessee shall have and hold the Leased
Property for a term (the "BASIC TERM") which shall begin on the commencement date specified in Item 4 of Schedule B (the "COMMENCEMENT DATE") and end at
midnight on the basic term expiration date set forth in Item 5 of Schedule B
(the "BASIC TERM EXPIRATION DATE") unless sooner terminated or extended as hereinafter expressly provided.

    (b)  So long as no Event of Default exists on the last day of the Basic Term or any Renewal Term, Lessee may elect to extend and renew the Term for an aggregate of 4 additional terms of 5 years each (each a "RENEWAL TERM", and collectively the "RENEWAL TERMS"). If Lessee does not renew this Lease as to any portion of the Leased Property at the specified time, there shall be no right to renew this Lease as to that portion of the Leased Property thereafter. Each such election shall be exercised by Lessee not less than 18 months before the expiration of the then current Term, by written notice to Lessor. The election shall specify whether the renewal relates to the entire Leased Property, to the
Shared Services Building plus two or three of Buildings A, B, C and/or D as described in Article I, or to the Shared Services Building plus one other of
Buildings A, B, C or D (there being no other permissible renewal combinations), it being understood that the maintenance building is inseparable from the Shared
Services Building and that the parking structure is inseparable from Building A.
Upon such election by Lessee the fair market rent with respect to such renewal shall be determined in accordance with Schedule G of this Lease. Either party, upon request of the other, shall execute and acknowledge, in form suitable for recording and reasonably acceptable to both parties, an instrument confirming any such extension. If this Lease is renewed with respect to less than the entire Leased Property, Lessor and Lessee shall promptly negotiate in good faith the terms of reciprocal easement agreements relating to matters such as ingress, egress, parking, common areas, shared services, separate metering of utilities at Lessee's sole expense, use of the Shared Services Building amenities, cost sharing arrangements (it being understood that operating expenses and common area maintenance charges associated with the Shared Services Building will not be allocated to property with respect to which the Lease is not renewed), real estate taxes (if the portion of the Leased Property as to which this Lease is renewed does not constitute a separate tax parcel) and similar matters so that each building originally forming a part of the Leased Property will be a functional economic unit; it being understood that subsequent tenants of portions of the Leased Property as to which this Lease is not renewed shall be responsible for paying their proportionate share of operating expenses and common area maintenance charges (based on square footage) associated with the
Shared Services Building and the central plant facilities in Building B to the extent that services benefiting such portions of the Leased Property (e.g., HVAC services) are provided to such portions of the Leased Property from the Shared
Services Building.

3.  Rent.

    (a)  During the Term, Lessee shall pay the rent provided in Item 6 of
Schedule B ("BASIC RENT") to Lessor (or to such other party as Lessor may from time to time specify in writing at least ten Business Days before payment is due) by bank wire transfer of immediately available federal funds before 11:00
A.M., Eastern Time, at such place, within the continental United States, as
Lessor may from time to time designate to Lessee in writing at least ten
Business Days before payment is due. Basic Rent shall be payable by Lessee in installments in the amounts set forth in Item 6 of Schedule B and (except for the first payment of Basic Rent which shall be due and payable on the date of commencement of the Basic Term) shall be due and payable on the dates specified in Item 6 of Schedule B ("INSTALLMENT PAYMENT DATES") and shall constitute Basic
Rent for the periods specified in said Item 6. If any Installment Payment Date falls on a day which is not a Business Day, Basic Rent shall be due and payable on the immediately prior Business Day.

    (b)  All amounts which Lessee is required to pay or discharge pursuant to this Lease in addition to Basic Rent (including, without limitation, (i) amounts payable as the purchase price for the Leased Property in connection with a purchase of the Leased Property by Lessee as provided herein, (ii) any amounts payable as liquidated damages hereunder, and (iii) amounts representing reasonable costs, expenses, liabilities and obligations due to or incurred by or on behalf of Lessor as a result of or in connection with the enforcement of any remedy or the exercise of any right by or on behalf of Lessor), and all amounts representing all other obligations of Lessee hereunder which could be discharged by Lessee with the payment of money (including, by way of example, pursuant to a contract for performance of such obligation with a third party) as reasonably determined by or on behalf of Lessor, and after any applicable notice and/or cure periods whether or not Lessor or any other person has incurred any expense in connection therewith in the exercise of any right by or on behalf of Lessor, together with every penalty, overdue interest and cost which may be added pursuant to the other provisions of this Lease for nonpayment or late payment of any of the foregoing, shall constitute additional rent hereunder ("ADDITIONAL
RENT"). If Lessee fails to perform any obligation hereunder within the time required hereunder which could be discharged by Lessee by the payment of money
(including, by way of example, pursuant to a contract for performance of such obligation with a third party) as reasonably determined by or on behalf of
Lessor, and after any applicable notice and/or cure periods then, whether or not
Lessor or any other person has incurred any expense in connection therewith in the exercise of any right by or on behalf of Lessee, immediately upon demand by
Lessor, Lessee shall owe, as Additional Rent hereunder, the amount required to discharge such obligation as reasonably determined by or on behalf of Lessor, which amount shall be immediately due and payable. Lessee shall, unless otherwise requested by Lessor, pay Additional Rent directly to the Person entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional
Rent, interest at a rate (the "OVERDUE RATE"), calculated on the basis of a
360-day year of twelve equal months, equal to 200 basis points over the then current rate of interest on the Note (or, if there is no Note, then equal to 200 basis points over the prime lending rate of major United States money center banks), but in no event greater than the maximum rate permitted by applicable
Legal Requirements, on (i) all overdue installments of Basic Rent from the due date thereof until paid in full, (ii) all overdue amounts of Additional Rent, arising out of obligations which Lessor shall have paid on behalf of Lessee pursuant hereto from the date of such payment by Lessor until paid in full, and
(iii) each other sum required to be paid by Lessee hereunder which is overdue, from the date such sum was due until the date received by the Person entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional Rent, a late fee equal to five percent (5%) of any Basic Rent or Additional Rent which has not been paid within 10 days after the same is due, but in no event to exceed the maximum late charge permitted by applicable Legal Requirements. In no event shall the total of interest at the Overdue Rate and such late fee together exceed the maximum amount permitted by applicable Legal Requirements. If any
Basic Rent or Additional Rent is collected by or through an attorney, Lessee agrees to pay as Additional Rent all reasonable costs of collection, including, but not limited to reasonable attorney's fees and to reimburse Lessor for any reasonable costs of collection.

    4.  Use. Lessee may use the Leased Property for general office use and any other legally permitted uses compatible with uses then being permitted in comparable office development projects in the greater Houston, Texas metropolitan area (including all uses made by existing tenants as of the date of delivery hereof in comparable space in the Leased Property). Any other use will be subject to the approval of Lessor, such approval shall not be unreasonably withheld, delayed or conditioned, provided that such other use (i) is consistent with the business uses of other comparable office development projects located in the greater Houston, Texas metropolitan area, (ii) does not result in, or increase the likelihood of, a decline in the value of the Leased Property or increase the risk of loss to Lessor (such as by an increase in the potential exposure to hazardous waste issues), (iii) is not contrary to any Legal
Requirements, (iv) does not violate any Permitted Encumbrances, and (v) does not make it impossible for Lessee to obtain the insurance required to be maintained by Lessee hereunder. Lessee shall not fail to continuously use and operate the
Leased Property for the use permitted hereunder if the Leased Property relies at any time upon so-called "grandfathering" under applicable zoning or similar land use laws and such failure is reasonably likely to jeopardize the right to use the Leased Property in the future for the use permitted hereunder or the right to Restore the Improvements to their then-current condition after a Casualty.

5.  Net Lease; No Termination.

    (a)  Lessee expressly acknowledges that this Lease is an absolutely
"bondable net lease" and Lessee must pay all Basic Rent and Additional Rent, without counterclaim, set-off, deduction, or defense, and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever. All costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under
Lessee as Lessee hereunder which may arise or become due during or with respect to the Term shall be paid by Lessee. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Leased Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any sublessee of Lessee or anyone claiming by, through or under Lessee for any reason whatsoever, unless such damage is caused by the negligence or willful misconduct of Lessor or
Lessor's agents, contractors, invitees or employees, provided, that such negligence or willful misconduct shall not entitle Lessee to abate, suspend, defer, diminish or reduce the payment of Basic Rent and Additional Rent. Lessee agrees that all Basic Rent will be payable without notice or demand, and that
(except as otherwise expressly provided herein) all Additional Rent shall be paid without notice or demand.

    (b)  Without limiting the generality of the foregoing, during the Term of this Lease, Lessee shall perform all of the obligations of the sublessor under any subleases affecting all or any part of the Leased Property which Lessee may hereinafter enter into as sublessor to the extent that Lessee's failure to perform such obligations is reasonably likely to result in either an Event of
Default under this Lease or a material adverse effect on the Leased Property.
Lessee shall not be deemed to be the sublessor of the Existing Leases as to the
Existing Leased Space, but shall be the sublessor of any additional space hereafter covered by an Existing Lease and shall be the sublessor of Existing
Leased Space after the applicable Duration Limit described in the next sentence without any increase in the Basic Rent payable under this Lease. In addition, if the MCI Lease is extended beyond February 28, 2005 (which date is herein referred to as the "MCI DURATION LIMIT") and/or the Aetna Lease is extended beyond March 31, 2004 (which date is herein referred to as the "AETNA DURATION
LIMIT"), Lessor will cause the landlord under such Existing Lease to assign the landlord's interest thereunder to Lessee. Lessee shall thereupon have all the benefits and burdens of landlord under such Existing Lease(s). Lessee will use commercially reasonable efforts (which shall not require the commencement of legal proceedings or the payment of consideration) to cause such Existing
Lease(s) to be subordinated to this Lease. Except for expenses relating to capital investment, structural repairs and environmental compliance, Lessee, in its capacity as Lessee hereunder, shall not be obligated to pay rent or other amounts due under the Existing Leases. Lessee acknowledges and agrees that its obligations hereunder, including, without limitation, its obligations to pay
Basic Rent and Additional Rent, are unconditional and irrevocable under any and all circumstances and are not subject to cancellation, modification or repudiation by Lessee. Except as expressly provided in paragraph (h) of Article
9, paragraph (c) of Article 12 and Article 20, this Lease shall not terminate.
Except as expressly provided in paragraph (c) of Article 12, Lessee has no right to terminate or cancel this Lease, and Lessee shall perform all obligations hereunder, including the payment of all Basic Rent and Additional Rent, without counterclaim, set-off, deduction, defense or recoupment, and without abatement, suspension, deferment, diminution or reduction for any reason, including, without limitation, any past, present or future claims which Lessee may have against the Lessor, Lessor's Mortgagee, their respective successors and assigns or any other Person for any reason whatsoever; any defect in the Leased Property or any portion thereof, or in the title, condition, design, construction, durability or fitness for a particular use thereof; any Casualty to all or part of the Leased Property; any restriction, deprivation (including eviction) or prevention of, or any interference with or interruption of, any use or occupancy of the Leased Property (whether due to any defect in or failure of Lessor's title to the Leased Property, any Lien or otherwise); any Taking of the use, occupancy or title to the Leased Property; any action, omission or breach on the part of Lessor under this Lease or under any other agreement between Lessor and
Lessee, or any other indebtedness or liability, howsoever and whenever arising, of Lessor, any assignee of Lessor, or Lessee to any other Person, or by reason of insolvency, bankruptcy or similar proceedings by or against Lessor, or any assignee of Lessor, or Lessee; the inadequacy or inaccuracy of the description of the Leased Property or the failure to demise and let to Lessee the property intended to be leased hereby; Lessee's acquisition of ownership of the Leased
Property (as to any obligation arising before or incident to such acquisition and any obligation intended to survive such acquisition including, without limitation, the payment of the full purchase price in strict accordance with the terms hereof); any sale or other disposition of the Leased Property; the impossibility or illegality of performance by Lessor or Lessee or both; the failure of Lessor to deliver possession of the Leased Property or the Existing
Leased Property; any action of any Governmental Authority; or any other cause, whether similar or dissimilar to the foregoing, any present or future Legal
Requirements notwithstanding. The parties hereto intend that all Basic Rent and
Additional Rent payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this
Lease.

    (c)  Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate, rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator, or any assignee of Lessor or by any court in any such proceeding. Lessee waives all rights at any time conferred by statute, to the extent that such rights are waivable, or otherwise to quit, terminate or surrender this Lease or the Leased Property or to any abatement, reduction, deferment or set-off of any Basic Rent, Additional Rent or other sum payable hereunder, or for damage, loss or expense suffered by Lessee on account of any cause referred to in this Article 5 or otherwise.

6.  Taxes and Impositions; Law and Agreements; Space Leases.

    (a)  Except with respect to Taxes and Impositions specifically allocable to the Existing Leased Space until the Duration Limit of such Existing Lease,
Lessee shall pay and discharge, on or before the tenth (10th) day prior to which the same may be paid without interest or penalty, all taxes, including any tax based upon or measured by gross rentals or receipts from the Leased Property, assessments and special assessments, and shall pay and discharge on or before the last day on which the same may be paid without interest or penalty all levies, fees, water and sewer rents, utility charges, and other governmental and similar charges or taxes, including, without limitation, any payments in lieu of taxes, maintenance charges, vault charges, and license fees for the use of the vaults, chutes and similar areas adjoining the Land, and other governmental impositions and charges, general and special, ordinary or extraordinary, foreseen and unforeseen, of any kind or nature whatsoever, and whether or not the same shall have been within the express contemplation of the parties hereto
(including, without limitation, any taxes assessed against any real property other than the Leased Property which is included within the tax parcel which includes the Leased Property), and any interest and penalties thereon, which are levied or assessed or are otherwise due during the Term ("TAXES" and
"IMPOSITIONS") against (i) Lessor and which relate to Lessor's ownership of the
Leased Property, the use, occupancy, operation or possession of the Leased
Property or any part thereof or the transactions contemplated by this Lease, including, if applicable, (A) state franchise or doing business taxes or the like but only those (1) relating to or resulting solely from Lessor's ownership of the Leased Property and not any other property or any other activity of
Lessor, and (2) imposed as a substitute for or in lieu of taxes otherwise payable by Lessee hereunder as described in the second succeeding sentence, and
(B) transfer taxes relating solely to the conveyance of the Leased Property to or from Lessee or its Affiliates or in connection with the exercise of Lessor's or Lessor's Mortgagee's remedies after an Event of Default occurs hereunder, (to the extent described in the second succeeding sentence), (ii) the Leased
Property or this Lease or the interest of Lessee or Lessor therein or herein,
(iii) Basic Rent or Additional Rent or other sums payable by Lessee hereunder,
(iv) the use, occupancy, construction, repair or Restoration of the Leased
Property or any portion thereof, or (v) gross receipts from the Leased Property
(but excluding Lessor's net income tax). If any Taxes levied or assessed against the Leased Property may legally be paid in installments, Lessee may pay such
Taxes in installments; provided, however, that upon the termination of the Term
Lessee shall pay any such Taxes which it has been paying in installments in full, at least ten (10) days prior to such termination date. Nothing in this
Lease shall require Lessee to pay any franchise, estate, inheritance, succession, transfer (other than as set forth above), net income or profits taxes of Lessor (other than any gross receipts or similar taxes imposed or levied upon, assessed against or measured only by the Basic Rent or Additional
Rent payable by Lessee hereunder or levied upon or assessed against the Leased
Property), any withholding taxes of Lessor, any taxes imposed by any state or local government on, or measured by, the net income or capital structure of
Lessor, unless any such tax is in lieu of or a substitute for any other tax or assessment upon or with respect to the Leased Property that would otherwise be payable by Lessee hereunder. Lessee shall furnish Lessor and Lessor's Mortgagee with receipts (or if receipts are not available, with copies of cancelled checks evidencing payment with receipts to follow promptly after they become available)
showing payment of Taxes and Impositions before the applicable due date therefor set forth above. If a Credit Rating Downgrade occurs, Lessee shall cause a tax service acceptable to Lessor and Lessor's Mortgagee to provide Lessor and
Lessor's Mortgagee timely evidence of the payment by Lessee of such Taxes and
Impositions. Except for Taxes paid by Lessee in installments as set forth above,
Taxes and other governmental charges which are payable by Lessee shall be apportioned between Lessor and Lessee as of the date on which this Lease terminates.

         Lessee shall establish and maintain the Tax and Insurance Reserve Fund at the times required by and pursuant to the terms of Article 13.

    (b)  Lessee shall pay all charges for utility, communication and other services to the extent rendered or used during the Term on or about the Leased
Property (exclusive of charges specifically attributable to the Existing Leased
Space only until the Duration Limit of such Existing Lease), whether or not payment therefor shall become due after the Term.

    (c)  At Lessee's cost and expense, Lessee shall perform and comply and cause the Leased Property and Improvements to comply (i) with all Legal Requirements
(other than those exclusively relating to the Existing Leased Space until the
MCI Duration Limit or Aetna Duration Limit, as applicable but including parking requirements applicable to the Improvements), whether or not such Legal
Requirements necessitate structural changes or improvements (including structural changes or improvements to the Existing Leased Space), interfere with
Lessee's use and enjoyment of the Leased Property, or require replacements or repairs, extraordinary as well as ordinary, (ii) with the terms of any easement granted or released pursuant to Article 21, (iii) with the provisions of all contracts, agreements, instruments and restrictions affecting the Leased
Property or any part thereof or its ownership, occupancy, use, operation or possession, including without limitation the Declaration of Covenants,
Conditions and Restrictions for First Colony, as amended from time to time (and
Lessee shall pay as Additional Rent all obligations of Lessor under such documents during the term of this Lease), (iv) with the obligations of the landlord or licensor under all presently existing leases (other than the MCI
Lease and the Aetna Lease prior the their respective Duration Limits, which are the subject of other agreements) of any portion of the Leased Property (the
"OTHER LEASES"), except to the extent non-compliance is not likely to have a material adverse effect on the interest of Lessor or Lessor's Mortgagee, and (v)
with the terms and obligations under any consent of Lessee to any assignment of
Lessor's interest in this Lease to Lessor's Mortgagee. In the event the tenant under any Other Lease seeks to renew the term thereof or to expand the space covered thereby and Lessee is prepared to accommodate such request, Lessee shall cause the extension or expansion to be a sublease, subject to the terms hereof, and not a continuation of the Other Lease.

     (d)  Notwithstanding the provisions of this Article 6 and Articles 7 and 9, if no Event of Default exists, and following written notice to Lessor and
Lessor's Mortgagee, Lessee may contest (including through abatement proceedings), in good faith and at its sole expense, by appropriate legal proceedings, any Taxes or Impositions, and/or any Legal Requirement affecting the Leased Property, and postpone payment of or compliance with the same during the pendency of such contest, provided that (i) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, Lessor and the Leased Property, (ii) no part of the Leased Property nor any Basic Rent or Additional Rent or this Lease shall be interfered with or shall be in danger of being sold, forfeited, attached, terminated, cancelled or lost, (iii) Lessee shall promptly and diligently prosecute such contest to a final settlement or conclusion, (iv)
there shall be no risk of the imposition of civil or criminal liability or penalty on Lessor or Lessor's Mortgagee for failure to comply therewith, (v)
Lessee shall satisfy any Legal Requirements, including, if required, that the
Taxes and Impositions be paid in full before being contested, (vi) the residual value insurance policy applicable to the Leased Property will not be cancelled or reduced in amount as a result of the contest, and (vii) at Lessor's option,
Lessee shall have furnished Lessor with such security as Lessor shall reasonably request to insure payment of Taxes and Impositions and compliance with Legal
Requirements, and any interest and penalties thereon. Lessee shall pay any and all judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, if any, and perform all acts the performance of which shall be ordered or decreed as a result thereof.

7.  Liens; Subordination.

    (a)  Subject to the provisions of paragraph (d) of Article 6, Lessee will promptly, but in any event no later than 30 days after its Actual Knowledge of the filing thereof but in any event before the enforcement of the same, at its own expense remove and discharge of record, by bond or otherwise, any charge, pledge, lien, security interest or encumbrance of any kind or any other preferential arrangement that has the practical effect of creating a security interest (a "LIEN") in or upon the Leased Property, upon any Basic Rent, or upon any Additional Rent which arises for any reason (except for Lessor Liens), including all Liens which arise out of Lessee's possession, use, operation and occupancy of the Leased Property, but not including any Permitted Encumbrances.
Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, the tenant under the MCI Lease, the tenant under the Aetna Lease or to anyone holding an interest in the Leased
Property or any part thereof through or under Lessee or a tenant under an
Existing Lease, and that no mechanic's or other Liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Leased Property. If Lessee shall fail to discharge any Lien that Lessee is obligated to discharge pursuant to this Lease within the time period permitted by this Lease, Lessor may discharge the same by payment or bond or both, and
Lessee will repay to Lessor, upon demand, any and all amounts paid therefor, or by reason of any liability on such bond, and also any and all reasonable incidental expenses, including reasonable attorneys' fees, incurred by Lessor in connection therewith together with interest on all such amounts calculated at the Overdue Rate from the date of payment thereof until repaid by Lessee.

    (b)  This Lease shall be subject and subordinate to all present and future mortgages, deeds of trust, deeds to secure debt or other similar Lien instruments, and as the same be renewed, amended, modified, consolidated, replaced or extended (individually, a "MORTGAGE") on the fee interest in the
Leased Property and to all advances made upon the security thereof, provided that the holder of the Mortgage shall execute and deliver to Lessee a subordination, attornment and non-disturbance agreement ("SNDA"), in form substantially similar to Schedule E hereto, providing that if a foreclosure or deed in lieu of foreclosure occurs such new owner will recognize this Lease and not disturb Lessee's possession of the Leased Property if no Event of Default exists; and concurrently therewith Lessee shall execute and deliver an estoppel certificate in form substantially similar to Schedule F hereto. Lessee agrees, upon receipt of such SNDA, to execute such further reasonable instrument(s) as may be necessary to subordinate this Lease to the Lien of any such Mortgage and to evidence its attornment to such new owner, and also to execute such instrument(s) recognizing the assignment of this Lease or the Basic Rent,
Additional Rent and other sums payable by Lessee hereunder to the holder of any such Mortgage, provided that no such instrument shall adversely affect Lessee's rights under the SNDA.

    (c)  Lessee agrees to attorn, from time to time, to the holder of each
Mortgage and/or the holder of such subsequent mortgage, or any purchaser or transferee of the Leased Property (including without limitation a transferee in foreclosure or pursuant to a deed in lieu of foreclosure), pursuant to an SNDA for the remainder of the Term, provided that such holder or such purchaser or transferee shall then be entitled to possession of the Leased Property subject to the provisions of this Lease. The provisions of this subsection shall inure to the benefit of such holder or such purchaser or transferee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage (in which event the parties shall execute a new lease for the remainder of the Term on the same terms set forth herein), shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Each such party, however, upon demand of the other, hereby agrees to execute, from time to time, instruments in confirmation of the foregoing provisions hereof, reasonably satisfactory to both parties acknowledging such subordination, non-disturbance and attornment as are provided herein and setting forth the terms and conditions of its tenancy.

8.  Indemnification; Fees and Expenses.

    (a)  Lessee shall protect, defend and indemnify Lessor, Lessor's Mortgagee, each Certificate Holder and the Indenture Trustee, their respective successors and assigns, the beneficial owners of any of the foregoing and the trustees, beneficiaries, partners, shareholders, officers, directors, agents or employees of Lessor, Lessor's Mortgagee, each Certificate Holder and the Indenture
Trustee, or any such successor or assign or beneficial owner (each an
"INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES"), from and against and hold the Indemnified Parties harmless from all Liens (including, without limitation, lien removal and bonding costs), liabilities, losses, damages, claims, obligations, suits or other proceedings (including, by way of example, causes of action, suits, litigation and defenses), settlement proceeds, fines, penalties, assessments, citations, directives, judgments, fees, costs, disbursements or other expenses of any kind or of any nature whatsoever
(including, without limitation, reasonable attorneys', consultants', and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, suit or other similar proceeding) which may be imposed on, incurred by or asserted or awarded against such Indemnified Party
("INDEMNIFIED LIABILITIES") (i) arising or alleged to arise from or in connection with the condition, use, operation, maintenance, Restoration, subletting and management of the Leased Property; (ii) relating to the Leased
Property and the appurtenances thereto and the use and occupancy thereof by
Lessee or anyone claiming by, through or under Lessee; or (iii) arising or alleged to arise from or in connection with any of the following: (A) any accident, injury to, or death of, any person or any damage to or loss of property on or adjacent to the Leased Property or growing out of or directly or indirectly connected with, ownership (during the period ending on the expiration or earlier termination of this Lease provided that Lessee and its Affiliates return the Leased Property to Lessor in the condition required by Article 27 hereof), use, nonuse, occupancy, operation, possession, condition, construction, repair or Restoration of the Leased Property or adjoining property, sidewalks, streets or ways or resulting from the condition of any thereof; (B) any claims by third parties resulting from any violation or alleged violation by Lessee of
(1) any provision of this Lease, or (2) any Legal Requirement, or (3) any other sublease or agreement relating to the Leased Property (including, without limitation, that certain Multi-Party Agreement of even date herewith) and including breach of the landlord's obligations under the MCI Lease and/or the
Aetna Lease (including, without limitation, the failure or alleged failure of
Lessee to honor (aa) the right of first offer set forth at Section 53 of the MCI
Lease, and/or the right of first offer set forth at Exhibit J, Section I of the
Aetna Lease, (bb) any properly exercised right of first refusal set forth at
Section 54 of the MCI Lease, and/or any properly exercised right of first refusal set forth at Exhibit J, Section II of the Aetna Lease, (cc) any properly exercised right to lease additional space, or right of relocation as set forth at Exhibit J, Section III of the Aetna Lease, or (dd) any properly exercised renewal option as set forth at Section 51 of the MCI Lease, and/or any properly exercised renewal option as set forth at Exhibit H of the Aetna Lease, (4) any contract or agreement to which Lessee is a party affecting the Leased Property or the ownership, use, nonuse, occupancy, condition, operation, possession, construction, repair or rebuilding thereof or of adjoining property, sidewalks, streets or ways; (C) any contest permitted by Article 6; (D) Lessee's failure to pay in accordance with the terms and provisions hereof any item of Additional
Rent or other sums payable by Lessee hereunder; or (E) loss occasioned by any misrepresentation made by Lessee herein or in any certificate or other writing delivered to Lessor in connection herewith. Notwithstanding the foregoing,
Lessee shall not be liable in any case to any Indemnified Party for any
Indemnified Liabilities to the extent that they result from the gross negligence or willful misconduct of such Indemnified Party, nor shall Lessee be liable to any of the Indemnified Parties for any Lessor Liens. If Lessor, Lessor's
Mortgagee, or any agent of Lessor or Lessor's Mortgagee, or any other
Indemnified Party, shall be made a party to any such litigation commenced against Lessee, and if Lessee, at its expense, shall fail to provide Lessor or
Lessor's Mortgagee or its agent or other Indemnified Party with counsel reasonably approved by such party, Lessee shall pay all reasonable costs and reasonable attorney's fees and expenses incurred or paid by Lessor or Lessor's
Mortgagee or its agent or other Indemnified Party in connection with such litigation. So long as no Event of Default has occurred and is continuing hereunder, Lessee shall control any such litigation and settlement discussions relating thereto. Notwithstanding anything in this Article 8, so long as (v) no
Event of Default has occurred and is continuing hereunder, (w) neither Lessor nor Lessor's Mortgagee would be subject to any risk of criminal or material civil liability, (x) there is no risk of Lessor losing the Leased Property or
Lessor's Mortgagee losing the priority of its Lien, (y) no Credit Rating
Downgrade exists, and (z) the residual value insurance policy applicable to the
Leased Property will not be cancelled or reduced in amount as a result thereof,
Lessor will not agree to any settlement of any claim covered by this Article 8 without Lessee's prior consent.

IMPORTANT--READ THIS

LESSEE ACKNOWLEDGES THAT PURSUANT TO THE FOREGOING INDEMNITY IT HAS AGREED TO
INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL
LIABILITIES ARISING BY REASON OF THE ACTS OR OMISSIONS OF ANY OF THE INDEMNIFIED
PARTIES AND OTHERWISE, WHICH LIABILITIES INCLUDE, WITHOUT LIMITATION, EXCEPT AS
PROVIDED ABOVE, SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE, STRICT LIABILITY,
CRIMINAL LIABILITY, STATUTORY LIABILITY, LIABILITY FOR INJURIES NOT COMPENSATED
BY WORKERS' COMPENSATION INSURANCE, OTHER INJURIES OR LOSSES NOT COVERED BY
INSURANCE, AND LIABILITY ARISING AS A RESULT OF WAIVERS, EXCULPATIONS,
DISCLAIMERS OR RELEASES. IF SUCH LIABILITY ARISES BY REASON OF THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY (OR INDEMNIFIED
PARTIES, AS THE CASE MAY BE)(HEREINAFTER A "RESPONSIBLE INDEMNIFIED PARTY") THIS
INDEMNITY SHALL NOT EXTEND TO ANY SUCH RESPONSIBLE INDEMNIFIED PARTY, BUT SHALL
EXTEND TO ALL OTHER INDEMNIFIED PARTIES.

    (b)  The representations, warranties and obligations of Lessee, and the rights and remedies of each Indemnified Party under this Article 8, are in addition to and not in limitation of any other representations, warranties, obligations, rights and remedies provided in this Lease or otherwise at law or in equity, and shall survive the expiration or termination of this Lease.

9.  Environmental Matters.

    (a)  Lessee represents and warrants and covenants to the Indemnified Parties that, except as disclosed on Exhibit K:

         (i)  At all times during the Term of this Lease (A) the Leased Property
(other than the Existing Leased Space so long as it is not part of the Leased
Property), Lessee, all sublessees and any assignees of Lessee (other than MCI and Aetna so long as the Existing Leased Space is not part of the Leased
Property), and all other parties claiming by, through, or under Lessee (other than Lessor and parties other than Lessee and its Affiliates claiming by, through or under Lessor [collectively, "LESSOR PARTIES"]), shall comply with all applicable Environmental Laws; (B) Lessee shall have obtained, and shall cause all sublessees and any assignees of Lessee (other than MCI and Aetna for so long as the Existing Leased Space is not part of the Leased Property), and all other parties claiming by, through, or under Lessee (other than Lessor Parties), to obtain all Permits required to conduct its or their operations at the Leased
Property that are required under all applicable Environmental Laws and Lessee shall be in compliance and shall cause all sublessees and any assignees of
Lessee (other than MCI and Aetna so long as the Existing Leased Space is not part of the Leased Property) to be in compliance, and shall cause all other parties claiming by, through, or under Lessee (other than Lessor Parties) to be in compliance with the same; and (C) Lessee shall remove and dispose or shall cause the removal and disposal of any Hazardous Substances present on the Leased
Property that are not in compliance with applicable Environmental Laws;

         (ii)  To Lessee's Actual Knowledge, and except as disclosed by the
Environmental Site Assessment, the Leased Property complies in all material respects with applicable Environmental Laws; no Hazardous Substances are or have been discharged, generated, handled, treated, disposed of, or stored on, incorporated in, or released, discharged, removed or transported from the Leased
Property (including underground contamination) except in compliance with applicable Environmental Laws or as disclosed in the Environmental Site
Assessment. No written notices, complaints or orders of violation or non-compliance of any nature whatsoever regarding alleged violations of, or strict liability under, Environmental Laws have been received by Lessee or, to
Lessee's Actual Knowledge, by any Person regarding the Leased Property, and
Lessee has no Actual Knowledge that any environmental investigation by any
Governmental Authority, or any legal action by a private party, is pending or threatened, in each case with regard to the Leased Property or any use thereof or any alleged violation of applicable Environmental Laws with regard to the
Leased Property; to Lessee's Actual Knowledge, and based upon the Environmental
Site Assessment, no liens have been placed upon the Leased Property in connection with any actual or alleged liability under any applicable
Environmental Laws;

         (iii)  The Leased Property has not been used by Lessee, Lessee's predecessors or Affiliates, or, to Lessee's Actual Knowledge, by any other
Person, and will not be used by Lessee or any person under Lessee's control during the Term of this Lease to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance other than uses of such Hazardous Substances in the routine course of Lessee's operation and in compliance with applicable
Environmental Laws which activities have not had and will not have any material adverse effect upon the Leased Property;

         (iv)  To Lessee's Actual Knowledge, and except as disclosed by the
Environmental Site Assessment, no pits, lagoons, ponds, or other surface impoundments, above ground tanks or other containment structures have been or will be constructed, operated or maintained in or on the Leased Property in violation of applicable Environmental Laws and no underground storage tanks or fuel systems are or will be constructed, operated or maintained in or on the
Leased Property; to Lessee's Actual Knowledge, there is presently no friable asbestos nor friable asbestos-containing material nor any PCB-containing equipment, including PCB-containing transformers, located in, on, at or under the Leased Property nor will any of the foregoing be located in, on, at or under the Leased Property at any time during the Term of this Lease. Lessee shall develop, maintain and implement a written asbestos-containing material operations and maintenance program for any identified or presumed asbestos-containing materials, such written program to be in form and content required by applicable Environmental Laws;

          (v)  To Lessee's Actual Knowledge, and except as disclosed by the
Environmental Site Assessment, other than lawful quantities in connection with
Lessee's use of the Leased Property in compliance with Environmental Laws, the
Leased Property is free of Hazardous Substances at, in, on, over or under the
Leased Property, regardless of the source of any such Hazardous Substances; and

         (vi)  To Lessee's Actual Knowledge, the Environmental Site Assessment
is true, correct and complete, and contains no misstatement of fact or omission of any fact which would make the statements contained therein untrue, incomplete or misleading in any material respect.

    (b)  Promptly upon obtaining Actual Knowledge thereof, Lessee shall give to
Lessor and Lessor's Mortgagee notice of the occurrence of any of the following, in each case relating to the Leased Property or the use, occupancy or operation thereof in respect of any applicable Environmental Law: (i) the failure of the
Leased Property, Lessee, any sublessee or assignee of Lessee or invitee of
Lessee, or any other party claiming by, through, or under Lessee (other than
Lessor Parties), to comply therewith in any manner whatsoever; (ii) the issuance to Lessee, or any sublessee or assignee of Lessee, or any other party claiming by, through, or under Lessee (other than Lessor Parties), of any written notice, complaint or order of violation or non-compliance therewith of any nature whatsoever; (iii) any written notice of a pending or threatened investigation thereunder; (iv) any written notice from any Governmental Authority requiring any corrective action with respect to the Leased Property thereunder; or (v) any written notice from any Governmental Authority or private party relating to an alleged violation of applicable Environmental Laws, including the actual or potential presence or existence of any Hazardous Substances at, on, adjacent to or upon the Leased Property in violation of applicable Environmental Laws.

    (c)  At any time (i) if an adverse change in the environmental condition of the Leased Property has occurred or been discovered, and if Lessee shall not (A)
diligently commence to cure such condition, to the extent necessary to satisfy applicable Environmental Laws, and to prevent a material diminution in the fair market value of the Leased Property related to the environmental condition, within 30 days after Lessee has Actual Knowledge of such adverse change (or such shorter period as may be required by law or if an emergency exists) and (B)
thereafter diligently prosecute to completion such cure, or (ii) an Event of
Default exists under this Lease, or (iii) if Lessor or Lessor's Mortgagee has reasonable cause to believe that Lessee is in Default or has permitted a Default under this Article 9, Lessor or Lessor's Mortgagee may cause to be performed or direct Lessee to cause to be performed an environmental compliance audit or site assessment of the Leased Property and the then uses thereof reasonable in scope under the circumstances, and following receipt of such audit or assessment may take such actions as it may deem necessary to cure such condition or to cause the Leased Property to comply with applicable Environmental Laws. Such environmental compliance audit or site assessment shall be performed by an engineer qualified by law and experience to perform the same and satisfactory to
Lessor and Lessor's Mortgagee, shall include as reasonably necessary under the circumstances a review of the uses of the Leased Property and compliance of the same with applicable Environmental Laws, and shall include an estimate of the cost to cure any Default in Lessee's covenants hereunder. If recommended by an environmental site assessment or if required by Lessor's Mortgagee, Lessee will establish and, at its sole expense, comply with any operations and maintenance program to address Hazardous Substances (including without limitation asbestos containing materials and lead-based paint) in form and substance reasonably acceptable to Lessor and Lessor's Mortgagee and prepared by an environmental consultant acceptable to Lessor and Lessor's Mortgagee. All reasonable costs and expenses actually incurred by Lessor or Lessor's Mortgagee in connection with such environmental compliance audit or assessment and any remediation of the
Leased Property required under applicable Environmental Laws shall constitute
Additional Rent and shall be immediately due and payable by Lessee upon demand, and shall bear interest at the Overdue Rate from the date Lessor notifies Lessee that such cost or expense is incurred until it is paid. Such audit or assessment shall be addressed to Lessor and Lessor's Mortgagee and shall provide expressly that they can rely on its findings.

    (d)  Subject to the provisions of paragraph (d) of Article 6 hereof, in the event of a violation of or the discovery of a violation of any Environmental
Law, Lessee shall promptly perform all remedial actions as shall be necessary or desirable to clean up, contain, or remove any Hazardous Substances on, under or in the Leased Property in accordance with, and as required by, applicable
Environmental Laws, Legal Requirements and Permitted Encumbrances to restore the
Leased Property to a condition the same or better than its pre-contamination condition and otherwise to cure any such violation of any Environmental Law, all at Lessee's sole cost and expense, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with applicable Environmental Laws. Lessee shall commence all such required remedial actions within 30 days after obtaining Actual Knowledge of any such violation and shall complete all such actions within 180 days following the date that the nature and scope of such required remedial actions are identified, provided that if such remedial actions cannot be completed with diligence within such 180 day period, and so long as Lessee is performing such remedial actions with due diligence, the time within which such remedial actions may be completed shall be extended for such period as may be reasonably necessary to complete such remedial action with diligence, provided the same shall be subject to
Lessor's approval (which shall not be unreasonably withheld, conditioned or delayed) and consistent with the requirements of applicable Legal Requirements.
If Lessee fails to perform the necessary remedial actions as required hereby within the time periods set forth herein, Lessor or Lessor's Mortgagee may, but shall not be obligated to, cause the Leased Property to be brought into compliance with applicable Environmental Laws and any reasonable costs and expenses actually incurred by Lessor or Lessor's Mortgagee in connection therewith, together with interest at the Overdue Rate from the date Lessor notifies Lessee that such cost was incurred until actually paid by Lessee, shall constitute Additional Rent and shall be immediately due and payable on demand.
Lessee grants to Lessor and Lessor's Mortgagee access to the Leased Property and a license to remove any Hazardous Substances as provided in this Article 9 and to do all things Lessor or Lessor's Mortgagee deems necessary to bring the
Leased Property into compliance with the applicable Environmental Laws. If, as a result of a violation of any Environmental Laws, a Lien attaches to the Leased
Property that takes priority over the Lien of the Mortgage, Lessee shall promptly, and in any event within 30 days after written notice of the attachment of any such Lien, discharge or contest such Lien in accordance with paragraph
(d) of Article 6 and post a bond or deposit an irrevocable letter of credit with
Lessor's Mortgagee, in either event satisfactory in form and substance and with a surety or obligor satisfactory to Lessor's Mortgagee and in an amount sufficient to discharge such Lien.

    (e)  In addition to, and not in limitation of, any indemnity contained in
Article 8, Lessee agrees to indemnify, defend and hold harmless each Indemnified
Party from and against any and all Indemnified Liabilities which may be imposed upon, suffered or incurred by, or asserted or awarded against such Indemnified
Party to the extent arising directly or indirectly out of (i) the use, storage, transportation, disposal, treatment, release, threatened release, discharge, emission, generation or presence of any Hazardous Substances at, from, on, over, under or in the Leased Property, regardless of whether occurring before, during or after the Term of this Lease (but only to the extent attributable to the period ending on the expiration or earlier termination of this Lease, provided that Lessee and its Affiliates return the Leased Property to Lessor in the condition required by Article 27) and regardless of the source of any such
Hazardous Substances, (ii) the breach of any representation or warranty contained in this Article 9, (iii) any Default in the performance of any obligation under this Article 9, (iv) any violation of any Environmental Law with respect to the Leased Property or by Lessee or any other Person (other than
Lessor Parties affirmatively acting in violation of Environmental Law), or resulting from Lessee's failure to comply with this Article 9, or (v) the enforcement of this Article 9.

IMPORTANT--READ THIS

LESSEE ACKNOWLEDGES THAT PURSUANT TO THE FOREGOING INDEMNITY IT HAS AGREED TO
INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL
LIABILITIES ARISING BY REASON OF THE ACTS OR OMISSIONS OF ANY OF THE INDEMNIFIED
PARTIES AND OTHERWISE, WHICH LIABILITIES INCLUDE, WITHOUT LIMITATION, EXCEPT AS
PROVIDED ABOVE, SOLE NEGLIGENCE, CONCURRENT NEGLIGENCE, STRICT LIABILITY,
CRIMINAL LIABILITY, STATUTORY LIABILITY, LIABILITY FOR INJURIES NOT COMPENSATED
BY WORKERS' COMPENSATION INSURANCE, OTHER INJURIES OR LOSSES NOT COVERED BY
INSURANCE, AND LIABILITY ARISING AS A RESULT OF WAIVERS, EXCULPATIONS,
DISCLAIMERS OR RELEASES. IF SUCH LIABILITY ARISES BY REASON OF THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY (OR INDEMNIFIED
PARTIES, AS THE CASE MAY BE)(HEREINAFTER A "RESPONSIBLE INDEMNIFIED PARTY") THIS
INDEMNITY SHALL NOT EXTEND TO ANY SUCH RESPONSIBLE INDEMNIFIED PARTY, BUT SHALL
EXTEND TO ALL OTHER INDEMNIFIED PARTIES.

    (f)  The representations, warranties and obligations of Lessee, and the rights and remedies of each Indemnified Party under this Article 9, are in addition to and not in limitation of any other representations, warranties, obligations, rights and remedies provided in this Lease or otherwise at law or in equity.

    (g)  Lessee's obligations and liabilities with respect to each Indemnified
Party, actual or contingent, under this Article 9 and relating to the period through the end of the Term of this Lease, whether arising before, during or after the Term (but only to the extent attributable to the period ending on the expiration or earlier termination of this Lease, provided that Lessee and its
Affiliates return the Leased Property to Lessor in the condition required by
Article 27), shall survive such termination of this Lease or the abandonment of the Leased Property by Lessee, or any acquisition or disposition of the Leased
Property, except for events and circumstances resulting solely from the acts of any Person other than Lessee, any Affiliate of Lessee, or any Person claiming by or through Lessee or any such Affiliate (other than Lessor Parties affirmatively acting in violation of Environmental Law) and occurring after the foreclosure of the Lien of the Mortgage and the sale of the Leased Property pursuant to such foreclosure.

    (h)  If an Event of Default occurs under this Article 9, and such Event of
Default is likely to result in either a diminution in the value of the Leased
Property or civil or criminal liability of Lessor or Lessor's Mortgagee, then in addition to and not in limitation of all other rights of Lessor hereunder,
Lessor may (if consented to in writing by Lessor's Mortgagee), by written notice to Lessee which makes specific reference to the offer provisions hereafter provided for in this Article 9, require Lessee to make, and Lessee shall be deemed to have made, a rejectable offer to Lessor to purchase the Leased
Property and the Existing Leased Space in the manner and under the terms of
Article 15. Lessor shall have ninety (90) days after such offer to accept or reject such offer and if it fails to act, it shall be deemed to have accepted such offer. No rejection of such offer shall be effective unless consented to by
Lessor's Mortgagee. If Lessor accepts such offer, then Lessee shall purchase the
Leased Property and the Existing Leased Space on an Installment Payment Date
specified by Lessor not less than 30 nor more than 90 days after Lessor's acceptance of such offer, for a purchase price equal to the Termination Value as of the date of such purchase plus the Reinvestment Premium on said Termination
Value.

10.  Maintenance and Repair; Additions.

    (a)  Lessee will, at its cost and expense, keep and maintain the Leased
Property (other than any portion thereof covered by an Existing Lease until the
Duration Limit thereof) in good order and safe condition and repair in the condition of the Leased Property on the date of delivery hereof , and as other comparable office development projects are maintained in the greater Houston,
Texas metropolitan area, including the Improvements and any altered, Restored, additional or substituted buildings and other improvements, in the condition as on the date of this Lease, in each case with ordinary wear and tear excepted, and (except as otherwise provided in paragraph (c) of Article 12) will make all structural and non-structural, and ordinary and extraordinary changes, repairs and replacements, foreseen or unforeseen, which may be required, whether or not caused by its act or omission, to be made upon or in connection with the improvements to the Leased Property in order to keep the same in such condition, including taking action necessary to maintain the Leased Property in compliance with all Legal Requirements; subject, however to any contest of applicable Legal
Requirements conducted in accordance with the provisions of paragraph (d) of
Article 6. Lessee shall keep the Leased Property orderly and free and clear of rubbish, and shall not commit or suffer any waste of the Leased Property. Lessor shall not be required to maintain, alter, repair, rebuild or replace any improvements on the Leased Property or to maintain the Leased Property, and
Lessee expressly waives the right to make repairs at the expense of Lessor or to terminate this Lease because of Lessor's failure to so maintain or repair pursuant to any Legal Requirements at any time in effect. Lessor shall have no obligation to incur any expense of any kind or character in connection with the management, operation or maintenance of the Leased Property during the Term of the Lease. Lessee shall use and operate the Leased Property or cause it to be used and operated only by personnel authorized by Lessee and Lessee shall use reasonable precautions to prevent loss or damage to the Leased Property from
Casualty.

    (b)  If any Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Leased Property, or shall violate any restrictive covenant affecting the Leased Property or any part thereof, or shall impair the rights of others under or obstruct any easement or right-of-way to which the Leased Property is subject (excluding, however, covenants, easements or rights-of-way granted by Lessor after commencement of the Term without the consent of Lessee), then, promptly after the written request of Lessor or any
Person affected by any such encroachment, violation, impairment or obstruction,
Lessee shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment or obstruction or (ii) make such changes in the
Improvements and take such other action as shall be necessary to remove such encroachments or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any Improvement. Any such alteration or removal shall be made to the same extent as if such alteration or removal were an alteration under the provisions of paragraphs (c) or (d) of this
Article 10 and there shall be no abatement of rent by reason of such alteration or removal. Lessor shall not grant any easements, restrictive covenants or rights-of-way which would adversely affect the value of the Leased Property without Lessee's written consent which will not be unreasonably withheld or delayed; provided if an Event of Default exists Lessor may grant easements, restrictive covenants and rights-of-way without Lessee's consent.

    (c)  Except as hereinafter provided, upon Lessor's prior written consent,
Lessee may, at its sole expense, make alterations, installations, demolitions, modifications, replacements, improvements, changes or additions which are consistent with Lessee's use of the Leased Property, do not diminish the fair market value of the Leased Property as unencumbered by this Lease, which do not affect the structural elements or Building Systems of the Leased Property, and which are not otherwise prohibited by this Lease ("ALTERATIONS").
Notwithstanding the foregoing, at any time that Guarantor has the Credit Rating and no Event of Default exists hereunder, Lessee may make any Alterations to the
Leased Property, the cost of which in any instance is $5,000,000 (increased by
$1 million every five years after the Commencement Date) or less (a "MINOR
ADDITION") without Lessor's consent. Lessor's prior written consent shall always be required for any alterations, installations, demolitions, modifications, replacements, improvements, changes or additions that are structural in nature, made to the exterior of any building, or which could adversely affect the
Improvement's Building Systems, or the useful life or Fair Market Value of the
Leased Property (a "MAJOR ALTERATION"). Lessee shall construct all Alterations and Major Alterations in a good and workmanlike manner using a quality of material and workmanship at least as good as to the original work or installation of the Improvements and in compliance with all applicable Legal
Requirements and will complete the Alterations and Major Alterations in a commercially reasonable time period. Each Alteration and Major Alteration shall be made at the sole cost and expense of Lessee, may not be encumbered by Lessee and (other than Trade Fixtures) shall become the property of Lessor and subject to this Lease. No Minor Addition, Major Alteration or any other Alterations which do not satisfy all of the foregoing requirements of this subparagraph (c)
shall be made without Lessor's written consent in Lessor's sole discretion. If
Lessee determines to construct surface parking on unpaved portions of the Land located to the west of the existing office buildings and adjacent to the eastern boundary of the Proposed Roadway Easement (Tract 7), as shown on the survey of the Land delivered to Lessor at the time of delivery of this Lease, Lessee may grade, pave and otherwise appropriately develop such portion of the Land into surface parking without the prior consent of Lessor.

    (d)  If Lessee proposes to have a new building or buildings constructed on land adjacent to the Land and have such building or buildings physically connected to the Leased Property (each such new building being herein called a
"NEW CONNECTED BUILDING"), Lessee will provide Lessor with artist's renderings, architectural elevations and similar information prior to commencing construction, and Lessor shall have thirty (30) days in which to approve the exterior appearance of such proposed New Connected Building, such approval not to be unreasonably withheld. Such approval shall be based solely on the compatibility of the exterior appearance of the proposed New Connected Building with the exterior appearance of the Leased Property. Lessee shall have the right, at its sole cost and expense (including expenses reasonably incurred by
Lessor and Lessor's Mortgagee) to physically connect any New Connected Building to the Leased Property during the Term hereof, which connections shall be made in compliance with paragraph (c) of this Article 10. To the extent such connections provide for pedestrian passage between the two buildings, upon
Lessor's request, Lessee will, at its sole expense, cause the pedestrian connections to be rendered unusable (by creating a barrier which is aesthetically and functionally acceptable to Lessor or by removing the connections, as Lessee shall elect) no later than thirty (30) days prior to the expiration of the Term hereof. If any such connection is to be made, Lessor and
Lessee shall first negotiate in good faith the terms of reciprocal easement agreements relating to matters such as ingress, egress, parking, shared utilities and services, use of the Shared Services Building amenities, cost sharing arrangements and similar matters so that each building originally forming a part of the Leased Property will remain a functional self-sufficient economic unit, provided that the Leased Premises shall have a prior claim to limited resources such as water, sewer, power and HVAC capacity.

    (e)  All work done in accordance with this Article 10 shall comply with the requirements of all Policies required to be maintained by Lessee hereunder and with the residual value insurance policy applicable to the Leased Property.

    (f)  Lessee agrees that all of the Improvements shall be deemed real property and fixtures owned by Lessor. In furtherance of the foregoing, Lessee hereby grants, conveys and transfers to Lessor any and all of Lessee's right, title and interest in and to the Improvements (other than Trade Fixtures)
(whether now existing or hereafter constructed). Lessee agrees that any and all
Improvements of whatever nature at any time constructed, placed or maintained upon any part of the Land shall be and remain the property of Lessor (except as otherwise expressly provided in writing at the time Lessor's consent therefor is obtained), subject to Lessee's rights under this Lease. Lessee agrees to execute, acknowledge and deliver and file all documents reasonably necessary or appropriate, in form reasonably satisfactory to both parties, to effect the purpose of this paragraph 10(f).

11.  Trade Fixtures.  Lessor acknowledges and agrees that the items of trade fixtures, machinery and equipment that are designed to be removable without materially damaging the Improvements, including without limitation those items described on Schedule H hereof (but specifically excluding Improvements,
Building Systems and other replacements of fixtures, machinery and equipment which are the property of Lessor) ("TRADE FIXTURES") are and shall remain the property of Lessee and be treated as "trade fixtures" for the purposes of this
Lease and Lessee may remove the same from the Leased Property at any time before the termination of this Lease, provided that Lessee shall repair any damage to the Leased Property resulting from such removal. Lessee may, at its own cost and expense, install or place or reinstall or replace upon or remove from the Leased
Property any such Trade Fixtures. Any such Trade Fixtures shall not become the property of Lessor (except as provided in paragraph 27(a)). Lessee's replacements of fixtures, machinery and equipment that are property of the
Lessor shall be of at least equal quality to the replaced fixtures, machinery and equipment when the replaced items were new.

12.  Condemnation and Casualty.

    (a)  Lessee hereby assumes all risk of loss, damage or destruction, whether
(i) by fire, earthquake, flood, hurricane, windstorm, environmental contamination, radiation or other casualty, war, civil unrest, strike or similar event or the theft of all or any portion of the Leased Property and/or the
Existing Leased Space (a "CASUALTY") or (ii) by condemnation, seizure, confiscation, requisition or other taking or sale of the use, occupancy or title of all or any portion of the Leased Property and/or the Existing Leased Space,
whether permanent or temporary, by or on account of the exercise of the right of eminent domain or other action by any Governmental Authority or other Person legally vested with such powers or any transfer in lieu or in anticipation thereof (a "TAKING"; a Taking and a Casualty are each sometimes called a
"DESTRUCTION"). Lessee hereby assigns to Lessor's Mortgagee, if any, and otherwise to Lessor any award or insurance or other payment to which Lessee may become entitled by reason of its interest in the Leased Property (other than any award or insurance or other payment made to Lessee specifically made for interruption of business, moving expenses or Trade Fixtures; hereinafter called
"LESSEE'S LOSS") if the Leased Property, or any portion thereof, is damaged, destroyed, lost or taken in a Taking or a Casualty. If a Destruction occurs, the
Lessee shall give Lessor and Lessor's Mortgagee prompt written notice thereof, and describe in reasonable detail in each case the facts or circumstances of the
Destruction and the damage to or loss or destruction of the Leased Property. So long as no Event of Default exists, Lessee shall at its cost and expense, in the name and on behalf of the Lessor, Lessee, Lessor's Mortgagee or otherwise, appear in any such proceeding or other action, negotiate, accept and prosecute any claim for any award, compensation, insurance proceeds or other payment on account of any such Destruction and, subject to paragraph (b) below, cause each such award, compensation, insurance proceeds or other payment to be paid to
Lessor's Mortgagee, if any, and otherwise, to Lessor. Lessee shall use commercially reasonable efforts to achieve the maximum award or other recoveries obtainable under the circumstances. Any negotiated awards, settlement or recoveries shall be subject to Lessor's and Lessor's Mortgagee's prior written approval. Lessee shall promptly inform Lessor of all settlement offers. Lessor and Lessor's Mortgagee may appear in any such proceeding or other action in a manner consistent with the foregoing and the costs and expenses of any such appearance shall be borne by Lessee and payable to Lessor as Additional Rent. If an Event of Default exists, Lessor's Mortgagee (or if there be none, Lessor)
shall have the exclusive right at Lessee's cost to negotiate, adjust and settle awards, settlements and recoveries without Lessee's approval.

    (b)  After giving notice of a Destruction under the provisions of paragraph
(a) of this Article 12, Lessee shall, at Lessee's own cost and expense, proceed with diligence and promptness (i) to carry out any work necessary to make the
Leased Property safe and secure, and (ii) to Restore the Improvements. All
Restoration shall be undertaken and completed in the same manner as if the same were undertaken pursuant to paragraphs (c) and (d) of Article 10, and shall be subject to the reasonable requirements of Lessor and Lessor's Mortgagee as provided for in clause (ii) below. The foregoing obligations of Lessee to
Restore the Improvements shall not be applicable (but the obligation of Lessee to make the Leased Property safe and secure shall be applicable) if Lessee has made an offer to purchase the Leased Property and the Existing Leased Space pursuant to paragraph (c) below. Basic Rent and Additional Rent shall not abate or be reduced hereunder by reason of any Destruction affecting the Leased
Property and/or the Existing Leased Space, and this Lease shall continue in full force and effect and Lessee shall continue to perform and fulfill all of
Lessee's obligations, covenants and agreements hereunder notwithstanding such
Destruction.

The Net Award shall be applied to effect compliance with Lessee's obligations hereunder. If the Net Award is less than the estimated hard and soft costs to
Restore the Improvements to the condition required in this paragraph (b), as reasonably determined by Lessor at Lessee's expense, then, unless such estimated cost is less than the Restoration Threshold Amount, Lessee shall deposit the amount by which such estimated cost to Restore exceeds the Net Award with the
Depositary (as defined below) or shall post an equivalent bond or other security satisfactory in form and substance to Lessor and Lessor's Mortgagee issued by a surety, bank or other Person satisfactory to Lessor and Lessor's Mortgagee, whereupon such deposit or bonded amount shall be part of the Net Award for purposes of paragraph (c) of this Article 12. If the Net Award does not exceed
$1,000,000 (the "RESTORATION THRESHOLD AMOUNT"), then provided no Event of
Default exists, the Net Award shall be promptly paid to Lessee to be applied to the Restoration required by this paragraph (b). If the Net Award exceeds the Net
Restoration Threshold Amount then provided no Event of Default exists:

          (i)  The full amount thereof shall be paid to a depositary (the
"DEPOSITARY"). The Depositary shall be Lessor's Mortgagee or a servicer of the loan held thereby, or a bank or trust company, selected by Lessor and approved by Lessor's Mortgagee, the long-term unsecured debt obligations of which are rated at least "A" and "A2", respectively, by S&P or Moody's (or any successor to either entity). The Depositary shall have no affirmative obligation to prosecute a determination of the amount of, or to effect the collection of, any insurance proceeds or condemnation award or awards. Moneys so received by the
Depositary shall be held by the Depositary in trust in a separate interest bearing account (the interest on which will become a part of the Net Award) for the uses and purposes provided in this Lease. To the extent not available to be paid from the Net Award, fees and expenses payable to the Depositary shall be paid by Lessee as Additional Rent.

          (ii)  Payments of the Net Award for the actual costs and expenses incurred by Lessee in connection with such Restoration shall be made periodically to Lessee from time to time as work progresses by the Depositary after written notice to the Depositary, with a copy to Lessor, setting forth in reasonable detail and with reasonable supporting materials all of such costs and expenses actually incurred by Lessee. Lessee shall comply with the reasonable requirements of Lessor and Lessor's Mortgagee, if any, with respect to the distribution of any Net Award by the Depositary, including without limitation that no Event of Default exists hereunder, that Lessee proceeds promptly after the Net Award is delivered to the Depositary to Restore the Improvements in accordance with the requirements of this Article 12 and paragraphs (c) and (d)
of Article 10, that all plans and specifications for the Restoration shall have been reviewed and approved by Lessor and Lessor's Mortgagee, and that disbursements by the Depositary shall be not more frequently than monthly in an amount not exceeding the hard and soft costs of restoration and repair incurred since the previous disbursement and shall be conditioned upon, inter alia, the delivery to the Depositary of lien waivers, architect's certificates and title insurance endorsements. Any amount of the Net Award (for purposes of this sentence, not including any supplemental amount deposited by Lessee) remaining after completion of such Restoration shall be paid to Lessor's Mortgagee, or if there is no Lessor's Mortgagee, to Lessor.

    (c)  Notwithstanding the foregoing, (x) if the Destruction affects all or a substantial portion of the Leased Property and the Existing Leased Space, such that the remainder cannot be used for its intended purpose even after
Restoration (as evidenced by an Officer's Certificate of Guarantor), or (y) if
such Destruction occurs in the last thirty-six months of the then current term, and in Lessor's reasonable opinion such Destruction entails the loss of more than 25% of the value of the Improvements immediately prior to such Destruction, and the time to effect restoration is reasonably expected to leave less than twenty-four months of the then current term after completion of restoration, then in either such case Lessee may make an irrevocable rejectable offer to
Lessor to purchase the Leased Property and the Existing Leased Space, together with any Net Award not actually paid to Lessee or paid upon Lessee's order or received by Lessor or Lessor's Mortgagee, in the manner and under the terms of
Article 15 on the Installment Payment Date first occurring thirty (30) days after Lessor's acceptance of such offer, for a purchase price equal to the
Termination Value as of the date of purchase plus, if either clause (ii) or
(iii) below applies, the Reinvestment Premium, less in all events the portion, if any, of the Net Award actually received by Lessor's Mortgagee (or if there is not then a Lessor's Mortgagee, by Lessor), and provided further, that if the offer is occasioned by the situation described in clause (y) above, the purchase price will be the greater of the Termination Value as of the date of purchase or the fair market value of the Leased Property and the Existing Leased Space immediately prior to such Destruction. Lessor shall have ninety (90) days after receipt of such offer in which to accept or reject such offer. No rejection of such offer shall be effective unless consented to in advance in writing by
Lessor's Mortgagee, if any, and if such consent to rejection is not delivered within such 90 day period such offer shall be deemed accepted within such 90 day period. If (A) there is any Destruction , (B) Lessee does not exercise the right set forth in the immediately preceding sentence, and (C) any of the three following conditions exists: (i) in Lessor's reasonable opinion such Destruction entails the loss of more than 50% of the value of the Improvements immediately prior to such Destruction, (ii) at the time of any Destruction or at any time thereafter until the Restoration of the Improvements is completed pursuant to this Article 12, an Event of Default exists under this Lease, or (iii) after any
Destruction Lessee fails to Restore the Improvements by the Outside Restoration
Date (hereafter defined), then in any of such events, at the option of Lessor
(with the prior written consent of Lessor's Mortgagee), upon notice from Lessor of any such event which makes reference to this Article 12(c) and the invocation of the offer provisions hereafter provided for, Lessor may require Lessee to make, and Lessee shall be deemed to have made, a rejectable offer to Lessor to purchase the Leased Property and the Existing Leased Space, together with any
Net Award not actually paid to Lessee or paid upon Lessee's order or received by
Lessor or Lessor's Mortgagee, in the manner and under the terms of Article 15 on the Installment Payment Date first occurring thirty (30) days after Lessor's acceptance of such offer, for a purchase price equal to the Termination Value as of the date of purchase, plus, if either or both of clause (ii) or clause (iii)
above applies, the Reinvestment Premium, less in all events the Net Award actually received by Lessor's Mortgagee, if any, or otherwise Lessor. Lessor shall have ninety (90) days after such offer to accept or reject it, and if it fails to act, it shall be deemed to have accepted such offer. No rejection of such offer shall be effective unless consented to in advance in writing by
Lessor's Mortgagee, and if such consent to rejection is not delivered in such 90 day period, such offer shall be deemed accepted. If Lessor rejects such offer, this Lease shall terminate on the Installment Payment Date first occurring thirty (30) days after such rejection, and Lessor or Lessor's Mortgagee, as the case may be, shall retain the entire Net Award.

     The "OUTSIDE RESTORATION DATE" shall mean 36 months after the Destruction occurs, subject to extension by Lessor of not more than 12 months to the extent that Restoration is delayed due to acts of God, strikes, unavailability of materials, or further Destruction, but if such Destruction occurs during the
Basic Term in no event later than the Basic Term Expiration Date.

    (d)  Notwithstanding any other provision to the contrary contained in this
Article 12, if a temporary Taking occurs, this Lease shall remain in full force and effect (including without limitation the obligation of Lessee to continue to pay without reduction Basic Rent and Additional Rent) and the Lessee shall be obligated to continue to pay Basic Rent and Additional Rent and Lessee shall be entitled to the entire Net Award paid for such temporary Taking; except that any portion of the Net Award allocable to the time period after the expiration or termination of the Term shall be paid to Lessor. The provisions of this Article
12 shall supersede any contrary provisions in any statute or law.

13.  Insurance.

    (a)  Lessee shall, at its cost and expense, maintain or cause to be maintained valid and enforceable insurance of the following character and shall cause to be delivered to Lessor and Lessor's Mortgagee annual certificates of the insurers as to such coverage and shall comply with the requirements of this
Article 13 ("INSURANCE REQUIREMENTS"):

         (i)  "All Risks of Physical Loss" property insurance including boiler and machinery insurance (without exclusion for explosion) and the like and covering the Leased Property and all replacements and additions thereto, and all building materials and other property which constitute part of the Leased
Property in a manner consistent with insurance maintained by Lessee on properties similar to the Leased Property and in any event in amounts not less than one hundred percent (100%) of the full replacement value of the Leased
Property less Land and other uninsurable items, together with an endorsement providing for law and ordinance coverage in an amount equal to at least
$10,000,000, all of such insurance to have a deductible not greater than
$100,000.00.

         (ii)  Commercial general liability insurance covering legal liability on an "occurrence" basis against claims for bodily injury, death or property damage, occurring on, in or about the Leased Property and the adjoining land, streets, sidewalks or ways occurring as a result of construction and use and occupancy of facilities located on the Leased Property or as a result of the construction thereof or the use of products or materials manufactured, processed, constructed or sold, or services rendered, on the Leased Property, in the minimum amount of $5,000,000 (or such higher amount as Lessor may reasonably require from time to time) with respect to any one occurrence, accident or disaster or incidence of negligence and with a maximum deductible of
$500,000.00, subject to increase only with the consent of Lessor and Lessor's
Mortgagee, which may be withheld in their sole discretion.

         (iii)  Worker's compensation insurance (or other similar insurance or self insurance program permitted and in compliance with the Legal Requirements of the state in which the Leased Property is located) covering all Persons employed in connection with any work done on or about the Leased Property with respect to which claims for death or bodily injury could be asserted against
Lessor, Lessee or the Leased Property, complying with the Legal Requirements of the state in which the Leased Property is located.

         (iv)  If any portion of the Leased Property is located in an area designated by the Federal Emergency Management Agency as having special flood and mudslide hazards, flood insurance in the maximum available amount under the
Flood Disaster Protection Act of 1973, as amended from time to time, and otherwise meeting the requirements of the Federal Insurance Administration.

         (v)  At any time when Guarantor has a Credit Rating Downgrade and such insurance is available on commercially reasonable terms, business interruption insurance in amounts sufficient to compensate Lessor for all Basic Rent,
Additional Rent or other amounts payable hereunder during a period not less than twenty-four (24) months, the amount of such coverage to be adjusted annually to reflect the Basic Rent, Additional Rent and other amounts payable during the succeeding twenty-four (24) month period.

         (vi)  At all times during which construction, repairs, Restoration or
Alterations are being made with respect to the Improvements, the insurance provided for in subsection (i) shall be written on a so-called builder's risk completed value form on a non-reporting basis, including permission to occupy the Leased Property, and with an agreed-amount endorsement waiving co-insurance provisions.

         (vii)  Intentionally omitted.

         (viii) Such other insurance, in such amounts, against such risks, and with such other provisions as is customarily and generally maintained by operators of similar properties including war risk insurance (at and during such times as war risk insurance is commonly obtained in the case of property similar to the Leased Property), when and to the extent obtainable from the United
States Government or any agency thereof.

All policies of insurance required hereunder (the "POLICIES") shall be written by domestic insurance companies having an insurance company claims paying rating from S&P and Moody's of "A-" or better and be considered equivalent to a NAIC 1 or other rating designation acceptable to the Securities Valuation Office of the
National Association of Insurance Commissioners. To the extent necessary for the policies to be enforceable against the insurance company in Texas, all such insurance companies shall be legally qualified to issue such insurance in Texas, and otherwise be reasonably satisfactory to Lessor and Lessor's Mortgagee.

Insurance certificates evidencing the coverage required by the Policies shall be deposited with the Lessor by Lessee on the date hereof and thereafter no less frequently than annually. With respect to the Policies described under subparagraphs (i), (ii), (iv), (v), (vi), (vii), the Lessee also shall deliver insurance certificates evidencing the coverage required under said subparagraphs to the Lessor's Mortgagee, also naming the Lessor's Mortgagee as the certificate holder. The form and substance of such certificates shall be reasonably satisfactory to Lessor and Lessor's Mortgagee (it being agreed that Acord 27 form certificates are satisfactory in form) and shall be issued by the insurer.
Furthermore, the Lessee shall deliver to Lessor and Lessor's Mortgagee certificates evidencing the coverage required by the Policies at least thirty
(30) days before the earlier of the expiration of the existing insurance period or the due date for all premiums for the renewal of such Policies.

All Policies of property insurance shall name the Lessor as loss payee and
Lessor's Mortgagee as loss payee, mortgagee and additional insured, as its interest may appear, and all liability Policies shall name the Lessor and the
Lessor's Mortgagee as additional insured, as their respective interests may appear and the policies required under subparagraphs (i), (ii), (iv), (v), (vi)
and (vii) above shall identify the Lessor as the owner of the Leased Property.
In addition, all Policies shall contain a standard New York lender or equivalent
"non-contributory Mortgagee" endorsement naming the Lessor's Mortgagee as loss payee, mortgagee and additional insured; and any provisions in such property insurance for risk retention by Lessee shall be subject to the approval of
Lessor and Lessor's Mortgagee. All Policies and endorsements shall be fully prepaid and nonassessable. The Lessee shall not obtain any separate or additional insurance which is contributing in the event of loss unless the
Lessor and the Lessor's Mortgagee are each insured thereunder (as their interests may appear) and the policies therefor are reasonably satisfactory to the Lessor and the Lessor's Mortgagee.

    (b)  Any Net Award remaining after Lessee has Restored the Leased Property pursuant to Article 12 shall be paid to Lessor subject to the terms of any
Mortgage.

    (c)  All Policies shall (i) provide that the insurance evidenced thereby shall not be canceled or modified without at least thirty (30) days' prior written notice from the insurance carrier to the Lessor and the Lessor's
Mortgagee, (ii) provide that the issuer waives all rights of subrogation against
Lessor, any successor to Lessor's interests in the Leased Property and Lessor's
Mortgagee, (iii) provide that 30 days' advance written notice of cancellation, material modification (which modification will not, in any event, result in a
Policy not complying with the terms of this Lease), termination or lapse of coverage will be given to Lessor and Lessor's Mortgagee, (iv) provide that such insurance, as to the interest of Lessor and Lessor's Mortgagee, will not be invalidated by any act or neglect of Lessor, Lessor's Mortgagee, Lessee or any party, nor by any foreclosure or any other proceedings relating to the Leased
Property, nor by any change in the title ownership of the Leased Property, nor by use or occupation of the Leased Property for purposes more hazardous than are permitted by such Policy, (v) provide that no claims shall be paid under
Policies maintained pursuant to subparagraphs (i), (iv), (v), (vi), (vii) and
(viii) of paragraph 13(a) without ten (10) days' advance written notice to the
Lessee, the Lessor and the Lessor's Mortgagee, (vi) be primary and without right or provision of contribution as to any other insurance carried by Lessor or any other interested party, and (vii) if any insuring company is not domiciled within the United States of America, include a United States Service of Suit clause (providing any actions against the insurer by the named insured or Lessor are conducted within the jurisdiction of the United States of America).

    (d)  Lessee shall comply, at its sole expense, with all of the terms and conditions of all Policies.

    (e)  Any time after an Event of Default has occurred, or if a Credit Rating
Downgrade has occurred, Lessee shall on demand pay to Lessor's Mortgagee, if any, or otherwise to Lessor, on the same day of each month that Basic Rent is due hereunder a monthly payment in such amount as Lessor or Lessor's Mortgagee determines to be necessary to create and maintain a reserve fund from which to pay before they become due all Taxes and Impositions during the next ensuing twelve (12) months, and sufficient to pay all premiums ("INSURANCE PREMIUMS")
that are due for the renewal or replacement of the coverage afforded by the
Policies (the "TAX AND INSURANCE RESERVE FUND PAYMENT"). The Tax and Insurance
Reserve Fund Payment shall be held in escrow (the "TAX AND INSURANCE RESERVE
FUND") by Lessor or Lessor's Mortgagee. In the event of a Credit Rating
Downgrade only, interest shall be payable on the amounts in the Tax and
Insurance Reserve Fund to Lessee annually in arrears (provided that the Tax and
Insurance Reserve Fund is projected to have adequate funds to pay the following year's Taxes, Impositions and Insurance Premiums), and if held by Lessor's
Mortgagee may be commingled with other funds. In the event of an Event of
Default, no interest on the amount in the Tax and Insurance Reserve Fund shall be payable to Lessee. In the event of a Credit Rating Downgrade and an Event of
Default, no interest on such Tax and Insurance Reserve Fund shall be paid to
Lessee. Any excess reserve shall be credited against subsequent Tax and
Insurance Reserve Fund Payments required hereunder, and any deficiency shall be paid by Lessee upon demand and shall bear interest at the Overdue Rate if unpaid five (5) days after such demand, but shall be paid in no event later than five
(5) days before the date when such Taxes and Impositions and Insurance Premiums shall become delinquent. To the extent that adequate funds for Taxes and
Impositions and for Insurance Premiums have been paid to create a Tax and
Insurance Reserve Fund and provided no Event of Default exists, Lessor (or
Lessor's Mortgagee if the Tax and Insurance Reserve Fund is held by Lessor's
Mortgagee) shall, on not less than 15 days' written request of Lessee, cause the same to be applied to Taxes and Impositions and Insurance Premiums payable by
Lessee hereunder; provided, Lessee shall not be liable to pay such Taxes and
Impositions and Insurance Premiums, as the case may be, if Lessor (or Lessor's
Mortgagee if the Tax and Insurance Reserve Fund is held by Lessor's Mortgagee)
fails to apply such funds to Taxes and Impositions and Insurance Premiums following Lessee's written request and no Event of Default exists. If an Event of Default exists, then the Tax and Insurance Reserve Fund may be applied to any
Rent then due and unpaid and Lessee shall remain liable to pay such Taxes and
Impositions and Insurance Premiums to the extent not paid out of the Tax and
Insurance Reserve Fund.

         Any unapplied portion of the Tax and Insurance Reserve Fund shall be returned to Lessee within thirty (30) days after the expiration of the Term or termination of this Lease, provided there exists no Event of Default by Lessee.
Upon the occurrence and during the continuance of any Event of Default by Lessee hereunder, Lessee agrees that Lessor may apply all or any portion of the Tax and
Insurance Reserve Fund to any obligation of Lessee hereunder. If all or any portion of the Tax and Insurance Reserve Fund is applied to any obligation of
Lessee hereunder, Lessee shall immediately upon request of Lessor restore the
Tax and Insurance Reserve Fund to its original amount, with interest at the
Overdue Rate on such amounts five (5) days after such request. Lessee shall not have the right to call upon Lessor to apply all or any portion of the Tax and
Insurance Reserve Fund to cure any Default or fulfill any obligation of Lessee hereunder, but such use shall be solely in the discretion of Lessor. Upon any conveyance of the Leased Property by Lessor, Lessor's right in the Tax and
Insurance Reserve Fund shall be transferred by Lessor to Lessor's transferee, and upon such transfer and the assumption and acknowledgement by the transferee of Lessor's obligations hereunder Lessee releases Lessor herein named of any and all liability with respect to the fund, its application and return, and Lessee agrees to look solely to such transferee with respect thereto. Lessor will notify Lessee of any such transfer; and Lessor shall cause such transferee to assume liability for performance of and acknowledge in writing that it consents to the provisions of the previous sentence and the provisions of the previous sentence shall also apply to subsequent transferees.

    14.  Financial Statements; Certificates. Lessee will cause to be delivered to Lessor and Lessor's Mortgagee the financial statements of Guarantor required by Section 10 of the Guaranty. At any time that Lessee's financial statements are not consolidated into Guarantor's financial statements or at any time when
Guarantor is not a United States Person, Lessee will deliver to Lessor and
Lessor's Mortgagee:

         (i)  As soon as practicable but in no event later than five (5)
Business Days after the date of filing with Securities and Exchange Commission or other Governmental Authority, copies of all such financial statements, proxy statements, notices, other communications, and reports as Lessee shall send to its shareholders and other information generally made available to banks and other lenders (exclusive of proprietary information), provided that Lessee need not make such delivery so long as such financial information is posted on EDGAR,
Guarantor's Home Page or other electronic resource generally available to the public without charge and Guarantor emails notice to Lessor and any Lessor's
Mortgagee (at email addresses supplied by such parties) of the availability of such information within five (5) Business Days of its posting, and will provide paper copies of such information upon request and, in any event, before such information is removed from the above-named electronic resources;

         (ii)  For any period that Lessee is a public company, as soon as practicable, copies of all regular, current or periodic reports (including reports on Form 10-K, Form 8-K and Form 10-Q) which Lessee is or may be required to file with the Securities and Exchange Commission or any Governmental
Authority succeeding to the functions of the Securities and Exchange Commission, provided that Lessee need not make such delivery so long as such financial information is posted on EDGAR, Guarantor's Home Page or other electronic resource generally available to the public without charge and Guarantor emails notice to Lessor and any Lessor's Mortgagee (at email addresses supplied by such parties) of the availability of such information within five (5) Business Days of its posting, and will provide paper copies of such information upon request and, in any event, before such information is removed from the above-named electronic resources;

         (iii)  For any period that Lessee is not a public company required to file such reports with the Securities and Exchange Commission then within 120 days after the end of each fiscal year, and within 60 days after the end of any other fiscal quarter, a consolidated statement of earnings, and a consolidated statement of changes in financial position, a consolidated statement of stockholders' equity, and a consolidated balance sheet of such entity as of the end of each such year or fiscal quarter, setting forth in each case in comparative form the corresponding consolidated figures from the preceding annual audit or corresponding fiscal quarter in the prior fiscal year, as appropriate, all in reasonable detail and satisfactory in scope to Lessor and
Lessor's Mortgagee, and certified as to the annual consolidated statements by independent public accountants of recognized national standing selected by
Lessee, whose certificate shall be based upon an examination conducted in accordance with generally accepted auditing standards and the application of such tests as said accountants deem necessary under the circumstances; and

         (iv)  Whether or not Lessee is consolidated with another entity for financial reporting purposes, within ninety (90) days of the end of each calendar year, an annual statement setting forth the gross revenues derived by
Lessee from the subleasing, licensing or otherwise providing space in the Leased
Property, operating expenses and the cost of capital improvements and repairs made to the Leased Property and the Existing Leased Space, together with a projection of such capital improvements and repairs for the next calendar year, such statement to be certified as true and correct in all material respects by the Chief Financial Officer of Lessee.

Concurrently with the delivery of annual financial statements pursuant to subparagraph (iii) of this Article 14, Lessee will cause to be delivered to
Lessor and Lessor's Mortgagee a certificate by an Executive Officer of Guarantor
(i) that to the best of such officer's Actual Knowledge based on reasonable inquiry, there exists no Default or Event of Default under this Lease or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action Lessee proposes to take with respect thereto and (ii) detailing capital improvements made to the Leased Property during the prior calendar year and a projection of such matters for the next calendar year. In addition, Lessee agrees upon prior written request to meet with Lessor and Lessor's Mortgagee during normal business hours at mutually convenient times, from time to time, to discuss this Lease and such information about Lessee's business and financial condition reasonably requested by Lessor.

    Any non-public information delivered to the Lessor pursuant to this Article
14, or otherwise, shall be deemed to be confidential. Lessor may share the information delivered pursuant to this Article 14 with Lessor's Mortgagee, the
Certificate Holders, potential mortgagees, rating agencies, servicers, potential transferees of the Certificate Holders, potential purchasers of the Leased
Property or a beneficial interest therein and all other parties having a legitimate business purpose for reviewing the same; provided, such parties agree to hold any non-public information in confidence; and provided, further, Lessor may disclose such non-public information to regulatory authorities and in accordance with any judicial or governmental order, or if required by any law, regulation or stock exchange rule.

    Notwithstanding anything to the contrary contained herein, Lessee and
Guarantor shall not be obligated to provide or disclose to Lessor, Lessor's
Mortgagee, any prospective purchaser or mortgagee, or any other Person, any information relating to Lessee's or Guarantor's financial condition or operations which has not already been publicly disclosed if Lessee or Guarantor is then subject to the filing requirements of the Securities and Exchange Act of
1934, as amended, and reasonably believes that providing or disclosing such information would require a separate filing of such information with the
Securities and Exchange Commission.

15.  Purchase Procedure.

     (a)  If Lessee purchases Lessor's interest in the Leased Property and the
Existing Leased Space pursuant to any provision of this Lease, the terms and conditions of this Article 15 shall apply.

     (b)  On the Installment Payment Date ("Termination Date") fixed for the closing of the purchase by Lessee of Lessor's interest in the Leased Property and the Existing Leased Space:

          (i)  Lessee shall pay to Lessor, or as Lessor directs, in lawful money of the United States in immediately available funds, at Lessor's address herein stated or at any other place in the United States which Lessor may designate, an amount equal to the purchase price described in such provision;

          (ii)  Lessor shall execute and deliver to Lessee a special warranty deed, sufficient to convey fee simple title to the Leased Property and the
Existing Leased Space, and an assignment and such other instrument or instruments as may be appropriate and customary in accordance with prevailing local conveyancing practices, which shall transfer all of Lessor's interest in the Leased Property and the Existing Leased Space (and in the Existing Leases if
their primary terms have not expired), in each case free and clear of any
Mortgage (unless, in the case of a sale pursuant to Article 33, the offer is to purchase subject to the Mortgage), but subject to (A) any Liens (other than
Liens created by Lessor or its successors or assigns, or any Affiliate of
Lessor, without the written consent of Lessee) existing on the first day of the
Term, (B) Permitted Encumbrances (other than any Mortgage, the WCOM Lease and the AET Lease), (C) all Liens attaching to the Leased Property after the beginning of the Term (other than as a result of an act of Lessor or Lessor
Parties without the express written consent of Lessee), and (D) all Legal
Requirements. Lessor shall either (1) credit the Net Award, if any, actually received by Lessor and not credited to or at the direction of Lessee to the purchase price or (2) pay the same to or at the direction of Lessee and assign to Lessee all rights to any award not yet received;

          (iii)  Lessee shall pay all charges incident to such transfer or the termination of the Lease which are incurred by Lessor, Lessor's Mortgagee or
Lessee, including but not limited to all transfer taxes, recording fees, escrow fees, prepayment fees or premiums, title insurance premiums and federal, state and local taxes (except for any franchise taxes, withholding taxes and net income or profit taxes of Lessor or Lessor's Mortgagee), and reasonable attorneys' fees and expenses of Lessor's counsel and counsel to Lessor's
Mortgagee;

          (iv)  Lessee shall pay to Lessor all Basic Rent, Additional Rent and other sums payable by Lessee under this Lease, due and payable through and including the date Lessee completes the purchase of Lessor's interest in the
Leased Property; and

          (v)  Except for those warranties contained in the warranty deed described in subparagraph (b)(ii) of this Article 15, Lessor's transfer of its ownership in the Leased Property shall be on an as-is basis, without any representation or warranty, either express or implied, as to the design, condition, quality, capacity, merchantability, habitability, durability, suitability or fitness of the Leased Property for any particular purpose, or any other matter concerning the Leased Property or any portion thereof.

16.  Quiet Enjoyment. So long as no Event of Default exists under this Lease,
Lessor covenants that Lessee shall and may at all times peaceably and quietly have, hold and enjoy the Leased Property during the Term of this Lease free from any claim by, through, or under Lessor other than Permitted Encumbrances.
Notwithstanding the preceding sentence, (a) Lessor may exercise its rights and remedies under Article 20, (b) Lessor, Lessor's Mortgagee, representatives of a residual value insurer, and their respective agents may enter upon and inspect the Leased Property, during normal business hours after reasonable prior notice and with the minimum disruption reasonably practicable to Lessee's occupancy, all reasonable expenses of such exercise, entry and inspection to be borne solely by Lessee (x) once every three years while Guarantor has the Credit
Rating, (y) once each year during a Credit Rating Downgrade, and (z) during the last year of the Basic Term, two times, and (c) Lessor and Lessor's Mortgagee may, at their sole expense, enter upon and inspect the Leased Property at any time during the term of this Lease, during normal business hours after reasonable prior notice and with the minimum disruption reasonably practicable to Lessee's occupancy. In addition to its rights under paragraph 29, Lessor shall have the right at any time, at its sole cost and expense and upon reasonable advance notice to Lessee, to show the Leased Property to any prospective purchaser or mortgagee of the Leased Property during normal buisness hours, provided such showing shall be conducted so as not to unreasonably interfere with Lessee's business. Any failure by Lessor to comply with the foregoing warranty shall not give Lessee any right to cancel or terminate this
Lease, or to abate, reduce or make deduction from or offset against any Basic
Rent or Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder or to recover any damages against Lessor resulting therefrom. Subject to the foregoing sentence, Lessee may obtain injunctive or other relief against Lessor for breach of the aforesaid covenant of peaceful and quiet possession and enjoyment of the
Leased Property. If requested by Lessor or Lessor's Mortgagee (upon 30 days'
prior written notice), Lessee shall at its own expense provide Lessor and
Lessor's Mortgagee with certificates every year during the Term of this Lease
(except the last year of the Term, during which year the Lessee shall provide such certificate each fiscal quarter of Lessee) certifying that the Leased
Property is in the condition required by Article 10; provided, that the Lessee shall be required to deliver the certificates required by this sentence once each fiscal quarter of Lessee if required by the Lessor's Mortgagee. One (1)
year before the Expiration Date, if requested by Lessor or Lessor's Mortgagee,
Lessee shall at its own expense cause the Leased Property to be inspected by a qualified independent inspector, the results of which shall be made available to
Lessee, Lessor and Lessor's Mortgagee not less than eleven (11) months before to the end of the Term, to determine whether the condition of the Leased Property complies with the requirements set forth in the residual value insurance policy applicable to the Leased Property.

17.  Survival. If this Lease is terminated as herein provided, Lessee's obligations and liabilities, actual or contingent, under this Lease which arose at or before such termination shall survive such termination.

18.  Subletting; Assignment.

     (a)  Lessee shall have the right, upon notice to Lessor but without
Lessor's consent, to assign this Lease to any Affiliate of Lessee, or to any entity succeeding to Lessee by way of merger or consolidation. Guarantor shall remain liable for the payment and performance of the obligations of Lessee hereunder notwithstanding such assignment.

     (b)  Lessee shall have the right, with the prior written consent of Lessor
(which shall not be unreasonably withheld, conditioned or delayed) to assign this Lease to an unaffiliated person, provided that Lessee shall remain liable hereunder as a principal and not as a guarantor or surety, as if no such assignment has been made and provided that Guarantor shall remain liable under the Guaranty notwithstanding such assignment.

     (c)  Lessee may, without Lessor's consent, sublet the Leased Property or any portion thereof during the Basic Term and up to 50% of the square footage of the Improvements then subject to this Lease during any exercised Renewal Term, provided that:

          (i)  No Event of Default exists under this Lease on the date of such sublease or assignment;

          (ii)  Each sublease or assignment shall expressly be made subject and subordinate to the provisions hereof;

          (iii)  No sublease may extend beyond the Basic Term, unless Lessee has exercised its right to renew pursuant to paragraph (b) of Article 2 and then not beyond the term hereof as so extended;

          (iv)  The value of the Leased Property will not be decreased by reason of the activities of the sublessee (it being understood that the value of the
Leased Property shall not be considered to be decreased by reason of a sublessee having a lower credit rating than the Lessee).

    (d)  No such sublease or assignment shall affect or reduce any obligations of Lessee or Guarantor, or the rights of Lessor hereunder, and all obligations of Lessee hereunder shall continue in full effect as the obligations of a principal and not of a guarantor or surety, as though no subletting or assignment had been made.

    (e)  Neither this Lease nor the Term of this Lease shall be mortgaged by
Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of the Leased Property or any portion thereof or the rental payable thereunder, provided, however, that Lessee may mortgage or pledge Lessee's leasehold interest and Lessee's interest in and to any sublease of the Leased
Property and the rent payable thereunder, provided that any such mortgage or pledge is subject and subordinate to the rights of Lessor hereunder and Lessor's
Mortgagee. Any such mortgage or pledge, and any sublease or assignment not permitted by this Article 18, shall be void.

    (f)  Lessee shall pay as Additional Rent to Lessor on demand all reasonable costs and expenses of Lessor, Lessor's Mortgagee and the Certificate Holders
(including in-house or outside counsel attorneys' reasonable fees and expenses)
in reviewing or executing any instrument pursuant to this Article 18.

    (g)  Lessee shall deliver to Lessor and Lessor's Mortgagee a copy of any assignment or sublease not requiring Lessor's prior consent within ten (10) days after its execution and delivery, which shall include the full name and address of such sublessee or assignee.

    (h)  Any profit arising from a permitted sublease or assignment shall be the exclusive property of Lessee.

         (i)  In the circumstances outlined in Schedule I, Lessor is obligated to give a non-disturbance agreement to sublessees (a "Sublessee SNDA"). The form of Sublessee SNDA shall contain customary mortgagee provisions for similar transactions and shall be mutually approved by Lessor, Lessee, Lessor's
Mortgagee and the sublessee, such approval not to be unreasonably withheld, delayed or conditioned.

19.  Advances by Lessor. If Lessee shall fail to make or perform any payment or act required by this Lease, then, upon ten (10) Business Days' notice to Lessee
(or upon shorter notice or no notice, to the extent necessary to meet an emergency or a governmental limitation), Lessor may at its option pay or perform such act for the account of Lessee, and Lessor shall not thereby be deemed to have waived any Default or released Lessee from any obligation hereunder.
Amounts so paid by Lessor and all incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance shall constitute Additional Rent and shall be paid by
Lessee to Lessor on demand and shall bear interest at the Overdue Rate from the date of Lessor's payment until the date of Lessee's reimbursement.

20.  Conditional Limitations -- Events of Default and Remedies.

     (a)  Any of the following occurrences or acts shall constitute an "EVENT
OF DEFAULT" under this Lease:

         (i)  If Lessee (A) fails to pay any installment of Basic Rent and such failure continues for five (5) days after notice thereof, (B) fails to pay
Additional Rent and such failure continues for ten (10) days after notice thereof, (C) fails to keep in full force and effect any insurance coverage required to be maintained by Lessee hereunder, (D) Defaults in its obligation to purchase the Leased Property when required to do so by any provision of this
Lease, or

         (ii)  If Lessee fails to perform any other covenant, agreement or obligation on the part of Lessee to be performed under this Lease and such failure continues for a period of 30 days after notice thereof; provided, however, that in the case of a Default which Lessee is able to remedy with reasonable diligence, but not within a period of 30 days, if Lessee commences within such period of 30 days to remedy the Default and thereafter prosecutes the remedying of such Default with all reasonable diligence, the period of time after notice of Default within which to remedy the Default shall be extended for such period not to exceed an additional 240 days as may be reasonable to remedy the same with all reasonable diligence; or

         (iii)  If Lessee or any guarantor of Lessee's obligations under the
Lease ("GUARANTOR") files a petition of bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Code, or is adjudicated a bankrupt or becomes insolvent or makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or is dissolved, or suspends payment of its obligations, or takes any corporate action in furtherance of any of the foregoing; or

         (iv)  If a petition or answer is filed proposing the adjudication of
Lessee or any Guarantor as a bankrupt, or its reorganization pursuant to the
Bankruptcy Code, and (A) Lessee or such Guarantor consents to the filing thereof, or (B) such petition or answer is not discharged or denied within 90 days after the filing thereof; or

         (v)  If a receiver, trustee or liquidator (or other similar official)
is appointed for or takes possession or charge of Lessee or any Guarantor, or
Lessee's estate or interest in the Leased Property, and is not discharged within
90 days thereafter, or if Lessee or any Guarantor consents to or acquiesces in such appointment; or

         (vi)  If Guarantor fails to perform any covenant, agreement or obligation on the part of Guarantor to be performed under the terms of any guaranty of the Lease or any guaranty of a management agreement relating to any portion of the Leased Property (including without limitation either Management
Agreement) beyond applicable grace or cure periods, if any; or

         (vii)  If any Guarantor disavows, repudiates or rejects any such guaranty or any or all of its obligations thereunder, or otherwise claims or asserts that it is no longer bound by any such guaranty in whole or in part or that any or all of its obligations thereunder are not enforceable against it in whole or in part; or

         (viii)  Any representation by Lessee or Guarantor contained herein, in the Guaranty, any other agreement with Lessor, or in any certificate delivered to Lessor or Lessor's Mortgagee shall be incorrect or misleading in a material and adverse way at the time it was made; or

         (ix)  An Event of Default exists under a Management Agreement.

    (b)  If an Event of Default shall occur and be continuing, Lessor shall have the option to do any one or more of the following without any notice or demand, in addition to and not in limitation of any other remedies permitted by law or by this Lease (including without limitation, seeking to recover damages, including consequential and incidental damages to the extent provided for in
Article 36 of this Lease, against Lessee):

              (i)  Decline to repossess the Leased Property, and elect to maintain the Lease in full force and effect. In this event, Lessor shall have the right to sue Lessee for the recovery of monthly Basic
         Rent and/or Additional Rent as such Rent becomes due for and during the entire unexpired portion of the Term of the Lease. If it is necessary for Lessor to bring suit against Lessee in order to collect such sums,
         Lessor has the right to allow monthly Basic Rent and/or Additional Rent charges to accumulate and to bring an action on several or all of the accrued monthly Basic Rent and/or Additional Rent charges due at any one time. Any such suit shall not prejudice the right of Lessor to bring a similar action for any subsequent monthly Basic Rent and/or
         Additional Rent as it falls due.

              (ii)  Treat the Event of Default as an anticipatory repudiation, terminate Lessee's rights under this Lease (but not its obligations), and repossess the Leased Property. In such event, Lessor shall have the right to immediate possession of the Leased Property and may re-enter the Leased Property, change the locks and remove all persons and property therefrom without being guilty in any manner of trespass or otherwise; and any and all damages to Lessee, or persons holding under
         Lessee, by reason of such re-entry are hereby expressly waived; and any such termination of Lessee's rights under the Lease or re-entry on the part of Lessor shall be without prejudice to any remedy available to
         Lessor for arrears of Basic Rent and/or Additional Rent, breach of contract, damages or otherwise, nor shall the termination of Lessee's rights under this Lease by Lessor acting under this subsection be deemed in any manner to relieve Lessee from the obligation to pay the Basic Rent and/or Additional Rent due or to become due as provided in this Lease for and during the entire unexpired portion (or what would have been the entire unexpired portion) of the Term. In the event of termination of Lessee's rights under this Lease and repossession by
         Lessor as provided in this subsection, Lessor shall have the further right, but not the obligation, to:

                           (1) Relet the Leased Property upon such terms,
                  conditions and covenants as are deemed proper by Lessor for the account of Lessee and in such event Lessee shall remain liable for the full Basic Rent and Additional Rent for the remainder of the Term of this Lease, and in addition Lessee shall pay to Lessor Lessee's Share (as hereinafter defined) of all costs of renovating and/or altering the Leased Property
                  (or any portion thereof) for a new lessee or lessees
                  (including all out-of-pocket expenses incurred by Lessor,
                  including incentives, allowances and inducements) and all
                  brokerage and/or legal fees incurred in connection therewith.
                  Lessor shall have the right to sue Lessee to collect Lessee's
                  Share of all costs of renovating and/or altering the Leased
                  Property (or any portion thereof) for a new lessee or lessees
                  (including all out-of-pocket expenses incurred by Lessor,
                  including incentives, allowances and inducements) and all
                  brokerage and/or legal fees incurred in connection therewith, as well as the difference for the entire unexpired portion (or what would have been the entire unexpired portion) of the Term of this Lease between the Basic Rent and Additional Rent under this Lease versus the monthly rent and other charges collected or to be collected under the new Lease. In no event shall
                  Lessee be entitled to any excess rent received by Lessor on account of such reletting(s). As used herein, "Lessee's Share"
                  shall mean the ratio, the numerator of which is the number of months from the date that Lessee's rights under this Lease are terminated as provided above until the date that the Term
                  hereof would have expired, and the denominator of which is the number of rent-paying months in the primary term of the lease entered into by Lessor pursuant to such reletting; but in no event shall Lessee's Share exceed 100%;

                           (2) Alternatively, at the election of Lessor
                  (provided that no such election shall be effective unless
                  consented to in advance in writing by Lessor's Mortgagee, if any), Lessee shall pay as damages to Lessor, upon any such termination of Lessee's rights under this Lease, such sum as at the time of such termination of Lessee's rights equals the amount of the excess, if any, of the then present value of all the Basic Rent and Additional Rent which would have been due and payable hereunder during the entire unexpired portion (or what would have been the entire unexpired portion) of the Term of this Lease over and above the then present rental value of the Leased Property (in its AS IS condition) for the same
                  period. For purposes of present value calculations, Lessor and
                  Lessee stipulate and agree to a discount rate equal to five and three-quarters percent (5.75%) per annum, as of the date
                  Lessee's rights under this Lease, is or are terminated.

                           (3) Alternatively, at the option of Lessor exercised
                  at any time while an Event of Default in the payment of Basic
                  Rent or Additional Rent is continuing, Lessor shall be
                  entitled to recover from Lessee, five (5) days after written notice to Lessee, as liquidated damages, in addition to any other proper claims but in lieu of and not in addition to any amount which would thereafter have become payable under other provisions of this clause (ii), the Termination Value as set forth in Schedule C hereto, plus any Reinvestment Premium, provided that, if Lessee shall so request, Lessor shall at the time of such payment assign and convey the Leased Property and the Existing Leased Space to Lessee, without further
                  consideration, in accordance with the terms and provisions of
                  Article 15 hereof.

              (iii) Send written notice, signed by Lessor and consented to in writing by Lessor's Mortgagee, declaring the Lease forfeited and expressly advising Tenant that it is relieved of all further rights and obligations under the Lease (except those obligations which are intended to survive expiration or termination of the Lease). Absent such written notice, signed by Lessor and consented to in writing by
         Lessor's Mortgagee, repossession by Lessor and/or expulsion of Lessee from the Leased Property shall in no way be construed as a termination of the Lease or Tenant's obligations thereunder.

    (c)  In the event, and only in the event, that applicable law requires
Lessor to attempt to mitigate damages following the termination of Lessee's rights under this Lease as provided in (ii) above, Lessor shall use reasonable efforts to the extent required by applicable law to relet the Leased Property on such terms and conditions as Lessor in its sole good faith judgment may determine (including without limitation a term different than the Term, rental concessions, alterations and repair of the Leased Property), provided, however, that (A) Lessor shall not be obligated to relet the Leased Property before leasing other vacant space owned or operated by Lessor, (B) Lessor reserves the right to refuse to lease the Leased Property to any potential tenant which does not meet Lessor's reasonable standards and criteria for leasing any other comparable space owned or operated by Lessor, and (C) Lessor shall not be obligated to undertake any greater efforts to relet the Leased Property than
Lessor utilizes to lease any other vacant space owned or operated by Lessor. In any proceeding in which Lessor's efforts to mitigate damages and/or its compliance with this subsection is at issue, Lessor shall be presumed to have used reasonable efforts to mitigate damages, Lessee shall bear the burden of proof to establish that such reasonable efforts were not used, and Lessor and
Lessee agree that the following shall conclusively be deemed reasonable efforts to mitigate damages: (i) if Lessor does not have in-house leasing staff, listing the Leased Property for lease with a licensed commercial real estate broker experienced in leasing comparable office development projects in the greater
Houston, Texas metropolitan area, (ii) advertising the availability of the
Leased Property for lease in a suitable trade journal or newspaper at least once a month; and (iii) if a qualified prospect expresses a desire to inspect the
Leased Property, showing the Leased Property to such prospect or its agent.

    (d)  In the event that Lessor has either repossessed the Leased Property or has terminated this Lease pursuant to the foregoing provisions of this Lease,
Lessor has the right to enter upon the Leased Property by use of a master key, a duplicate key, or other peaceable means, and change, alter, and/or modify the door locks on all entry doors of the Leased Property, thereby permanently excluding Lessee, and its officers, principals, agents, employees, representatives and invitees therefrom. Lessor shall not thereafter be obligated to provide Lessee with a key to the Leased Property at any time, regardless of any amounts subsequently paid by Lessee; provided, however, that in any such instance, during Lessor's normal business hours and at the convenience of
Lessor, and upon receipt of written request from Lessee accompanied by such written waivers and releases as Lessor may require, Lessor will either (at
Lessor's option) (A) escort Lessee or its authorized personnel to the Leased
Property to retrieve any personal belongings or other property of Lessee not subject to any applicable Lessor's lien or security interest, or (B) obtain a list from Lessee of such personal property as Lessee intends to remove, whereupon Lessor shall remove such property and make it available to Lessee at a time and place designated by Lessor. However, if Lessor elects option (B),
Lessee shall pay, in cash in advance, all costs and expenses estimated by Lessor to be incurred in removing such property and making it available to Lessee and all moving and/or storage charges theretofore incurred by Lessor with respect to such property (plus an additional fifteen (15) percent thereof, to cover
Lessor's administrative costs). If Lessor elects to exclude Lessee from the
Leased Property without repossessing or terminating pursuant to the foregoing provisions of this Lease, then Lessor shall not be obligated to provide Lessee a key to re-enter the Leased Property until such time as all delinquent Basic Rent and Additional Rental have been paid in full and all other defaults, if any, have been completely cured to Lessor's satisfaction (if such cure occurs prior to any actual repossession or termination), and Lessor has been given assurance reasonably satisfactory to Lessor evidencing Lessee's ability to satisfy its remaining obligations under this Lease. To the extent permitted by law, the foregoing provision shall override and control any conflicting provisions of any applicable statute governing the right of a lessor to change the door locks of commercial Lessees.

    (e)  No receipt of moneys by Lessor from Lessee after a termination of this
Lease or of Lessee's rights under this Lease by Lessor shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to
Lessee, or operate as a waiver of the right of Lessor to enforce the payment of
Basic Rent and/or Additional Rent, and any related amounts to be paid by Lessee to Lessor then due or thereafter falling due, it being agreed that after the commencement of suit for possession of the Leased Property, or after final order or judgment for the possession of the Leased Property, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Leased Property or, at the election of Lessor, on account of Lessee's liability hereunder. Lessee hereby waives any and all rights of redemption provided by any law, statute or ordinance now in effect or which may hereafter be enacted.

    (f)  The word "re-enter", as used in this Lease, shall not be restricted to its technical legal meaning, but is used in the broadest sense. No such taking of possession of the Leased Property by Lessor shall constitute an election to terminate this Lease and relieve Lessee of any obligations hereunder unless and to the extent Lessor gives express written notice thereof to Lessee signed by
Lessor and consented to in writing by Lessor's Mortgagee, if any, declaring the
Lease forfeited and expressly advising Tenant that it is relieved of all further rights and obligations under the Lease.

    (g)  If Lessor brings an action to enforce any provision of this Lease in which it is found that an Event of Default has occurred, Lessee shall pay to
Lessor all reasonable costs and other expenses which may become payable as a result thereof, including reasonable attorneys' fees and expenses.

    (h)  No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any
Basic Rent or Additional Rent or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor.

    (i)  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, DURING ANY PERIOD THAT
ANY EVENT OF DEFAULT EXISTS, LESSOR, ITS AGENTS AND EMPLOYEES SHALL BE LIABLE
ONLY FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, ITS AGENTS OR
EMPLOYEES, AND LESSEE WAIVES ALL OTHER CLAIMS.

    (j)  If Lessee shall hold over after the expiration or termination of the
Term of this Lease, without derogating from any of Lessor's rights hereunder and without granting any rights of possession to Lessee, Lessee shall be liable to
Lessor for a use and occupancy fee, in an amount equal to 125% of the Basic Rent payable immediately before such expiration or termination for such period of holdover, plus all Additional Rent Lessee would have been liable for hereunder had such expiration or termination not occurred. In addition, Lessee hereby indemnifies Lessor against all loss, cost and damage arising from Lessee's failure to surrender the Leased Property in accordance with the terms hereof.
Any such period of holding over may be terminated by either party upon fifteen
(15) days prior written notice to the other.

    (k)  Notwithstanding anything contained herein to the contrary and without limitation of anything contained herein, if a petition is filed by or against
Lessee for relief under Title 11 of the United States Code, as amended (the
"Bankruptcy Code"), and Lessee (including for purposes of this Section, Lessee's successor in bankruptcy, whether a trustee or Lessee as debtor in possession)
assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on terms acceptable to Lessee, then notice of the proposed assignment setting forth
(i) the name and address of the proposed assignee, (ii) all of the terms and conditions of the offer and proposed assignment, (iii) adequate protection of
Lessor's interest in the Leased Property, and (iv) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Lessor by Lessee no later than twenty (20) days after Lessee has made or received such offer, but in no event later than ten (10) days prior to the date on which Lessee applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Lessor shall have the prior right and option, to be exercised by notice to Lessee given at any time prior to the date on which the court order authorizing such assignment is entered, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this
Lease. Lessor and Lessee agree that "adequate assurance of future performance"
by Lessee and/or any assignee of Lessee pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of a security deposit in the amount of three (3) times the then current monthly Basic Rent and Additional Rent payable hereunder. In addition, if this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Lessor (1) may require from the assignee a deposit or other security for the performance of its obligations under this
Lease in an amount substantially the same as would have been required by Lessor upon the initial leasing to a lessee similar to the assignee and (2) shall receive, as additional Basic Rent and/or Additional Rent, any and all sums and other consideration of whatever nature paid to Lessee for or by reason of the assignment for the value of this Lease, including any amounts paid to Lessee for all or part of Lessee's assets in the Leased Property, to the extent in excess of the reasonable fair market value of such assets, less Lessee's reasonable direct costs of brokerage commissions, if any, and inducements, if any, paid to or for the benefit of the assignee. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or documentation, to have assumed all of the Lessee's obligations arising under this Lease on and after the date of such assignment.
Any such assignee shall, upon demand, execute and deliver to Lessor an instrument confirming such assumption. No provision of this Lease shall be deemed a waiver of Lessor's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, to require a timely performance of Lessee's obligations under this Lease, or to regain possession of the Leased Property if this Lease has neither been assumed or rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as Basic
Rent or Additional Rent, shall constitute "rent" for the purposes of Section
502(b)(6) of the Bankruptcy Code. To the extent permitted by law, Lessor and
Lessee agree that this Lease is a contract under which applicable law excuses
Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee within the meaning of Sections 365(c) and 365(e) (2)
of the Bankruptcy Code.

21.  Granting of Easements, Etc. If no Event of Default exists, Lessee may from time to time in writing request Lessor to join with Lessee (at Lessee's cost and expense), to (i) grant easements, licenses, rights of way and other rights and privileges in the nature of easements for the purposes of providing utilities and the like to the Leased Property or property adjoining the Leased Property owned by Lessee or an Affiliate of Lessee, (ii) release existing easements and appurtenances relating to the provision of utilities and the like to the Leased
Property or property adjoining the Leased Property owned by Lessee or an
Affiliate of Lessee and (iii) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor, necessary or appropriate to make or confirm such grants or releases to any Person, with or without consideration;
provided that an Executive Officer of Lessee shall have certified to Lessor and
Lessor's Mortgagee that such grant or release does not materially interfere with, is not materially detrimental to the conduct of business on, and does not adversely affect the utility, useful life or Fair Market Value of, the Leased
Property, and was made for no or only nominal consideration. Notwithstanding the foregoing, Lessor and/or Lessor's Mortgagee may condition its consent to such action on being provided evidence satisfactory to each in its sole discretion that such action presents no material risk of liability, expense or adverse tax consequences to Lessor or Lessor's Mortgagee and that the Executive Officer's certificate referred to in the preceding sentence is true. Lessee shall pay as
Additional Rent to Lessor on demand all reasonable costs and expenses of Lessor and Lessor's Mortgagee (including in-house and outside counsel attorneys' fees and expenses) in reviewing or executing any instrument pursuant to this Article
21.

22.  Restriction of Lessor Transfers; Release. So long as Lessee or an Affiliate of Lessee occupies any portion of the Leased Property pursuant to this Lease, and no Event of Default has occurred and is continuing hereunder, Lessor will not transfer (by sale, lease, exchange, merger, consolidation or otherwise) its interest in the Leased Property, or any interest therein, to an entity which, or any Affiliate of which, derives $100 million or more of its gross annual revenues from the engineering, procurement and construction business. The foregoing restriction shall not apply to Lessor's Mortgagee upon foreclosure or any Person who acquires the Leased Property at a foreclosure sale or by deed in lieu of foreclosure. Upon any transfer of the Leased Property, the transferring lessor is automatically released from all liability in respect of this Lease or the Leased Property thereafter accruing.

23.  Telecommunication Equipment. Lessee may during the term hereof, at its sole cost and expense but without payment of rent to Lessor in respect thereof, other than Rent set forth herein, but subject to compliance with the terms of this
Lease and with applicable laws, continue to use the roof of the buildings then comprising a part of the Leased Property for the operation, repair and replacement of telecommunication equipment, including antennae and satellite dishes. Lessee may install additional telecommunication equipment on the Leased
Property, provided such installation complies with the requirements of Article
10 hereof.

24.  Notices. All communications herein provided for or made pursuant hereto shall be in writing and shall be sent by (i) registered or certified mail, return receipt requested, and the giving of such communication shall be deemed complete on the third Business Day after the same is deposited in a United
States Post Office with postage charges prepaid, (ii) reputable overnight delivery service with acknowledgment receipt returned, and the giving of such communication shall be deemed complete on the immediately succeeding Business
Day after the same is timely deposited with such delivery service, or (iii) hand delivery by reputable delivery service:

    (a)  If to Lessor, at the address set forth in Item 7 of Schedule B.

    (b)  If to Lessee, at the address set forth in Item 8 of Schedule B.

Lessor shall give notice to Lessee of the name and address of Lessor's
Mortgagee, and Lessee shall deliver (in the manner described above) to such
Lessor's Mortgagee at such address a copy of any notice given by Lessee to
Lessor. No notice by Lessee to Lessor pursuant to the provisions of this Lease shall be deemed effective unless and until such notice is also so delivered to such Lessor's Mortgagee; and no notice by Lessor to Lessee pursuant to the provisions of this Lease shall be deemed effective unless and until such notice is joined in or consented to in writing by Lessor's Mortgagee. Either party, and
Lessor's Mortgagee, may change the address where notices are to be sent by giving the other party (or parties) and Lessor's Mortgagee ten (10) days' prior written notice of such change.

25.  Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the term of this Lease, it will promptly, but in no event later than ten (10) Business Days after request by the other party hereto or
Lessor's Mortgagee, execute, acknowledge and deliver to such other party (and, on request, to any current or prospective mortgagee or prospective purchaser) a certificate stating, to such party's Actual Knowledge, (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; (c) whether or not there is an existing
Default by Lessee in the payment of Basic Rent, Additional Rent or any other sum required to be paid hereunder, and whether or not there is any other existing
Default by Lessee with respect to which a notice of Default has been served or of which the signer has Actual Knowledge, and, if there is any such Default, specifying the nature and extent thereof; (d) whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate;
(e) stating that Lessee is in possession of the Leased Property or setting forth the parties in possession and identifying the instruments pursuant to which they took possession; (f) stating such other information with respect to the Leased
Property and/or this Lease as may be reasonably requested, and (g) no material adverse event has occurred since the date of the last financial statements provided in accordance with this Lease. Without limiting the foregoing, Lessee shall execute an estoppel certificate in the form of Schedule F hereof.

26.  No Merger. Lessee agrees that there shall be no merger of this Lease or of any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the fee or any other estate or ownership interest in the
Leased Property or any part thereof by reason of the fact that the same entity may acquire or own or hold, directly or indirectly, (a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate and (b) the fee estate or other estate or ownership interest in the Leased Property or any part thereof.

27.  Surrender.

    (a)  Upon the expiration or earlier termination of the Term of this Lease,
Lessee shall peaceably leave and surrender the Leased Property to Lessor in the same condition in which the Leased Property was originally received from Lessor on the Commencement Date, except for repairs, Alterations, or Restoration required by or permitted by any provision of this Lease (ordinary wear and tear, and the consequences of any Destruction resulting in the termination of this
Lease pursuant to Article 12(c) excepted). Lessee shall remove from the Leased
Property on or before such expiration or within thirty (30) days after an earlier termination all property situated thereon which is not the property of
Lessor, and shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Leased Property and disposed of, and Lessee shall pay the cost of any such removal and disposition and of repairing any damage caused by such removal.

    (b)  Except for surrender upon the expiration or earlier termination of the
Term hereof, no surrender to Lessor of this Lease or of the Leased Property shall be valid or effective unless agreed to and accepted in writing by Lessor.
If Lessee holds over beyond the scheduled expiration or termination date of this
Lease, the provisions of Article 20(e) shall apply.

28.  Separability. Each provision contained in this Lease shall be separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligation to perform each obligation of this Lease to be performed by Lessee. If any provision of this Lease or the application thereof to any Person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the extent permitted by law.

29.  Signs; Showing. During the eighteen-month period preceding the date on which the then current Term of this Lease shall expire without timely renewal as to the entire Leased Property, Lessor may (a) place signs of a size and design, and at locations reasonably acceptable to Lessee on the grounds in front of the Leased Property advertising that the same will be available for rent or purchase, and (b) upon not less than twenty-four (24) hours notice to Lessee, show the Leased Property to prospective lessees, purchasers or mortgagees and their respective representatives during normal business hours as Lessor may elect.

30.  Waiver of Trial by Jury. To the extent permitted by law, Lessor and Lessee hereby waive trial by jury in any litigation brought by either against the other on any matter arising out of or in connected with this Lease or the Leased
Property.

31.  Recording. Lessor and Lessee shall execute, acknowledge, deliver and cause to be recorded or filed or, at Lessee's expense, registered and re-recorded, refiled or re-registered in the manner and place required by any present or future law, a lease memorandum thereof, and all other instruments, including, without limitation, releases and instruments of similar character, which are reasonably requested by Lessor or Lessee as being necessary or appropriate in order to protect their respective interests in the Leased Property.

32.  Miscellaneous. This Lease shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder. Except as set forth in Article 22, nothing herein shall restrict the right of Lessor to convey the Leased Property or interests therein or interests in Lessor without the consent of Lessee.
Recourse for the breach of any obligation of Lessor hereunder shall be limited to Lessor's interest in the Leased Property (including, subject to the rights of
Lessor's Mortgagee, the proceeds of any sale or other disposition of the Leased
Property), and in no event shall Lessee have recourse to Lessor personally, or its members, managers, trustees or beneficiaries or to any other assets of
Lessor. Concurrently with the execution and delivery of this Lease, Lessee shall cause to be delivered to Lessor and Lessor's Mortgagee an opinion of counsel to
Lessee, reasonably satisfactory in form and substance to Lessor and Lessor's
Mortgagee, as to the due authorization, execution and delivery of this Lease by
Lessee and the validity, binding effect and enforceability as to Lessee of this
Lease and such other matters relating to Lessee and this Lease as Lessor or
Lessor's Mortgagee may reasonably request. To the extent Lessor or Lessor's
Mortgagee, acting in a commercially reasonable manner, should at any time during the Term of this Lease require any additional documents to be executed by Lessee to further document or affirm compliance with Lessee's agreements hereunder or under any related documents, the Lessee shall promptly comply with said request and execute such documents, provided no such documents shall change the terms and conditions of this Lease or the rights and obligations of Lessee and
Guarantor relating to the Leased Property. Without limiting the generality of the foregoing, in the event Lessor's Mortgagee shall sell or syndicate all or any interest in its loan to Lessor in a so-called "secondary market transaction", Lessee shall at its expense cooperate with the financial advisors and rating agencies involved in such transaction, and provide any information reasonably necessary for such transaction and in Lessee's possession concerning the financial condition of the Lessee and/or Guarantor (subject to paragraph 35)
or the condition of the Leased Property, provided that Lessee shall not be obligated to provide information which is the subject of a confidentiality agreement with a third party. Lessee shall, as Additional Rent, pay any reasonable in-house or outside counsel attorneys' fees and expenses incurred by
Lessor's Mortgagee and Lessor in connection with said matters, or if Lessee shall request any modifications, waiver or other action hereunder (without implying any obligation on Lessor's part to consent to the same). This Lease may not be amended, changed, waived, discharged or terminated in whole or in part in any manner other than by an instrument in writing specifically duly executed by the party against whom enforcement thereof is sought. No failure, delay, forbearance or indulgence on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Lease and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the state within which the Leased
Property is located. All headings are for reference only and shall not be considered as part of this Lease. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute but one and the same instrument. TIME IS OF THE ESSENCE as to the time periods set forth pursuant to each provision of this Lease. Under no circumstance shall Lessor be deemed to have acted negligently, grossly negligently or willfully merely by Lessor's ownership of the Leased Property, and in no event shall any occurrence relating to the Leased Property, whether negligent or willful, be imputed to Lessor by reason of Lessor's interest in the
Leased Property, it being understood that all obligations with respect to the
Leased Property are the responsibility of Lessee under this Lease. In order to have acted negligently, grossly negligently or willfully, Lessor must have committed an affirmative act. Whenever Lessor is allowed or required to give its consent or approval of any matter under this Lease or to deliver any estoppel or other instrument, Lessee's sole remedy for Lessor's failure to give such consent or approval or instrument in accordance with the applicable provision of this
Lease shall be to compel such approval or delivery. In no event and under no circumstance shall Lessee be entitled to any monetary damages for such failure or to terminate or otherwise modify this Lease. Lessor and Lessee agree that this Lease is a true lease and does not represent a financing arrangement and that it is their intent that this Lease be treated as an operating lease for financial accounting purposes. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including tax filings and financial reports) in a manner consistent with "true lease"
treatment rather than "financing" treatment.

33.  Right of First Offer. Lessee shall have a right of first offer with respect to the Leased Property (including, for purposes of this Article 33, the Existing
Leased Space during the primary terms of the Existing Leases) as hereinafter set forth. If at any time this Lease is in full force and effect with respect to any portion of the Leased Property, Lessor wishes to sell the Leased Property or any portion thereof to which the Lease then applies, Lessor shall deliver to Lessee a statement of the terms on which it is prepared to sell the Leased Property or such portion (the "Offer Notice"). In no event may any Offer Notice contain any terms or provisions which either (i) would require Lessee, in order to accept such offer, to purchase any property that was never subject to this Lease (other than Existing Leased Space), or (ii) by their nature would effectively negate the Lessee's ability to accept such offer, such as requiring a form of consideration that Lessee could not provide or requiring compliance with side agreements with which Lessee is not capable of complying. The delivery of the
Offer Notice to Lessee shall constitute a written offer by Lessor to sell the
Leased Property or such portion to Lessee upon the terms and conditions as set forth in the Offer Notice. Provided that no Event of Default has occurred and is continuing, Lessee may, within sixty (60) days after receipt of the Offer
Notice, elect to purchase the Leased Property or such portion on the same terms and conditions as those set forth in the Offer Notice by delivering to Lessor within said sixty (60) days a written acceptance of such offer together with a non-refundable deposit equal to five percent (5%) of the gross purchase price.
In no event may Lessee elect to purchase less than the property which is the subject of the Offer Notice, even if such property includes property to which this Lease does not then apply so long as this Lease once applied to such property or is the Existing Leased Space. If Lessee accepts the offer, Lessor shall convey the Leased Property or such portion to Lessee in accordance with the provisions of Article 15 (except that if the Offer Notice contemplates a sale subject to the Mortgage or other Lien, the deed shall also be subject to the Mortgage or such other Lien) and Lessee shall pay to Lessor the purchase price and other consideration as set forth in the Offer Notice. If Lessee fails to accept the offer within the time period herein specified, Lessee's right of first offer under this Lease shall terminate and be null and void and Lessor shall be free, subject to Article 22, to, but not obligated to, complete the proposed sale of the Leased Property or such portion, provided that the terms on which such sale is consummated are not more favorable to the purchaser (except in de minimis respects, specifically including a purchase price no lower than
95% of the price set forth in the Offer Notice and the purchaser may have a due diligence period and grounds to terminate its offer for due diligence reasons, neither of which features shall be available to Lessee) than the terms offered to Lessee pursuant to the Offer Notice. If Lessor does not complete the sale which was the subject of an Offer Notice within 180 days of the Offer Notice, the right of first offer shall be reinstated and shall thereafter shall apply to each proposed sale of Lessor's interest in the Leased Property, except as hereinafter set forth. The term, "the right of first offer" in this paragraph shall be inapplicable to a transfer to any person controlling, controlled by or under common control with Lessor. The provisions of this paragraph shall not apply to or prohibit: (i) any mortgaging, subjection to deed of trust or other hypothecation of Lessor's interest in the Leased Property; (ii) any sale of the
Leased Property pursuant to a private power of sale, under, or judicial foreclosure of, any mortgage, deed of trust or other security instrument or devise to which Lessor's interest in the Leased Property is now or hereafter subject; (iii) any transfer of Lessor's interest in the Leased Property to a mortgagee, beneficiary under deed of trust or other holder of a security interest therein by deed in lieu of foreclosure; or (iv) any transfer of the
Leased Property to any governmental or quasi-governmental agency with power of condemnation. Any sale subject to the lien of the Mortgage pursuant to this
Article must comply with the terms of the Mortgage, including without limitation
"special purpose entity" requirements.

34.  Building Name and Signage. So long as this Lease is in effect, the Leased
Property shall be known as "Lake Pointe Plaza", which name may be changed by
Lessee with Lessor's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Subject to applicable law, Lessee may retain all signage identifying Lessee as an occupant of the Leased Property which existed on September 29, 2000 so long as each building on which such signage exists continues to be subject to this Lease. There shall be no signage on the exterior of any building on the Leased Property identifying any occupant other than Lessee (except that which existed on September 29, 2000, and except any other occupant which Lessee may approve in writing, such approval not to be unreasonably withheld, delayed or conditioned, and in all event subject to applicable law). Subject to applicable law and the terms of this Lease, Lessee shall have the right to display signage of its own design in the interior of any building on the Leased Property, and the exclusive right (subject to existing signage and Lessor's consent as provided above) to display signage of its design on the exterior of the Leased Property, including at the entrance to Fluor
Daniel Drive and over the entrances to the Leased Property. Lessee's rights under this paragraph may be assigned to the same person to whom Lessee assigns its interest in this Lease, as permitted by Article 18.

35.  Disclosure of Information. Notwithstanding anything to the contrary contained herein,, Lessee and Guarantor shall not be obligated to provide or disclose to Lessor, Lessor's Mortgagee, any prospective purchaser or mortgagee, or any other Person, any information relating to the Lessee's or Guarantor's financial condition or operations which has not already been publicly disclosed if Lessee or Guarantor reasonably believes that providing or disclosing such information would require a separate filing of such information with the
Securities and Exchange Commission.

36.  Limitation on Damages. To the extent permitted by applicable law, both parties hereto waive any right to punitive damages and to speculative damages.
The foregoing waiver shall not limit either party's right to prove actual damages caused by the act or omission of the other, such as, by way of example only, Lessor's liability to its lender for premiums or penalties resulting from an Event of Default hereunder, the loss or reduction in coverage of a residual value insurance policy because Lessee failed to maintain the Leased Property in accordance with the terms of the Lease, or liability to governmental agencies or private litigants arising out of environmental contamination which was in violation of this Lease.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered as of the date first written above.

                                     LESSOR:

                                     LAKEPOINTE ASSETS LLC

                                     By: /s/ J. Richard Rosenberg
                                     Name:   J. Richard Rosenberg
                                     Title:  Vice President and Chief Financial
                                             Officer

                                     LESSEE:

                                     FLUOR ENTERPRISES INC.
                                     d/b/a Fluor Signature Services

                                     By: /s/ W.M. Torrence
                                     Name:   W.M. Torrence
                                     Title:  Senior Vice President

                                   APPENDIX I

                                   DEFINITIONS

         Actual Knowledge by the Lessee with respect to any matter means the present actual knowledge of such matter by an Executive Officer after reasonable investigation and inquiry. Actual Knowledge shall be presumed conclusively as to the content of any notice to Lessee made in accordance with the provisions of this Lease.

         Additional Rent is defined in paragraph (b) of Article 3.

         Affiliate of any Person means, at any time, any other Person directly or indirectly controlling, controlled by or under common control with, such
Person. For purposes of this definition, the, "control" (including the correlative meanings of the terms "controlling" controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         Alterations is defined in paragraph (c) of Article 10.

         Bankruptcy Code means Title 11 of the United States Code or any other
Federal or state bankruptcy, insolvency or similar law, now or hereafter in effect in the United States.

         Basic Rent is defined in paragraph (a) of Article 3.

         Basic Term is defined in paragraph (a) of Article 2.

         Basic Term Expiration Date is defined in paragraph (a) of Article 2.

         Business Day means any day except Saturdays, Sundays or the days on which commercial banks located in the State of New York are authorized or required to be closed.

         Building Systems means the mechanical, electrical, computer, plumbing, security, and safety systems of the Improvements.

         Casualty is defined in paragraph (a) of Article 12.

         Certificate Holder means, as of any particular date, any holder of interests that evidence ownership interests in the assets of a trust that is holding a loan secured by a Mortgage or that is holding participation interests in a loan secured by a Mortgage.

         CMBS is defined in the definition of Lessor's Mortgagee.

         Credit Rating means a long term senior unsecured debt rating of "BBB-"
or better from S&P and "Baa3" or better from Moody's.

         Credit Rating Downgrade means at any time during the Term if Guarantor fails to maintain the Credit Rating.

         Default means any event, condition or failure the occurrence or existence of which, with notice or lapse of time or both, would become an Event of Default.

         Depositary is defined in paragraph (b) of Article 12.

         Destruction is defined in paragraph (a) of Article 12.

         Duration Limit shall mean the MCI Duration Limit or Aetna Duration
Limit (as applicable) as defined in paragraph (b) of Article 5.

         EDGAR means the Securities and Exchange Commission's Electronic Data
Gathering, Analysis and Retrieval system, and any successor system that is available to the public without charge.

         Environmental Laws means and includes but shall not be limited to the
Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as
amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive
Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601
et seq.), as amended by the Superfund Amendments and Reauthorization Act of
1986, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et
seq.), the Toxic Substances Control Act (15 U.S.C.Section 2601 et seq.), the
Clean Air Act (42 U.S.C. Section 7401 et seq.), the Clean Water Act (33 U.S.C.
Section 1251 et seq.) the Federal Insecticide, Fungicide and Rodenticide Act (7
U.S.C. Section 136 et seq.), the Occupational Safety and Health Act (29
U.S.C. Section 651 et seq.) and all applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, now or hereafter existing relating to regulation or control of Hazardous Substances or environmental protection, the impact of environmental quality on human health and environmental safety.

         Environmental Site Assessment is defined in Schedule B.

         Event of Default is defined in paragraph (a) of Article 20.

         Existing Leases has the meaning specified in Article 1.

         Existing Leased Space has the meaning specified in Article 1.

         Executive Officer means the President, Executive Vice President, Senior
Vice President, Treasurer, Assistant Treasurer, Chief Financial Officer,
Director of Real Estate or if such office does not exist, its closest equivalent.

         Fair Market Value means the fair market value of the Leased Property, considered as unencumbered by this Lease, as determined by the agreement of
Lessor and Lessee. If Lessor and Lessee are unable to agree on a Fair Market
Value within ten (10) business days, then Fair Market Value will be determined in the same manner as Market Rent as provided in Schedule G.

         Governmental Authority means any federal, state, county, municipal or other governmental or regulatory, arbitrator, board, body, commission, court, instrumentality, or other administrative, judicial, quasi-governmental or quasi-judicial tribunal, authority or agency of competent authority (or private entity in lieu thereof) having jurisdiction over the Leased Property or over
Lessor, Lessee or Guarantor insofar as the property is concerned or could be affected, as applicable.

         Guarantor is defined in Article 20(a)(iii).

         Guarantor's Home Page means Guarantor's internet website home page, located at www.fluor.com, and any successor equivalent electronic site of which
Lessor and Lessor's Mortgagee have been notified in writing and which is available without charge.

         Guaranty means the Guaranty of Lease, dated as of the date hereof, by
Guarantor of the Lease.

         Hazardous Substances means (i) those substances (whether solid, liquid or gas),included within the definitions of or identified as "hazardous substances", "hazardous materials", or "toxic substances" in or pursuant to, without limitation, the Comprehensive Environmental Response Compensation and
Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) (CERCLA), as amended by
Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499, 100 Stat.
1613) (SARA), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.,
Section 6901 et seq.) (RCRA), the Occupational Safety and Health Act of 1970 (29
U.S.C. Section 651 et seq.) (OSHA), and the Hazardous Materials Transportation
Act, 49 U.S.C. Section 1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States
Department of Transportation Table (40 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto); (iii) any material, waste, substance, pollutant or contamination which is or contains (A) petroleum, its derivatives, by-products and other hydrocarbons, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos and/or asbestos-containing materials in any form that is or could become friable, (C) polychlorinated biphenyls, (D) designated as
"hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
Section 1251 et seq., (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) flammable explosives; (F)
radioactive materials; and (iv) such other substances, materials, wastes, pollutants and contaminants which are or become regulated as hazardous, toxic or
"special wastes" under applicable local, state or federal law, or the United
States government, or which are classified as hazardous, toxic or as "special wastes" under any Legal Requirements.

         Improvements is defined in Article 1.

         Indemnified Liabilities is defined in paragraph (a) of Article 8.

         Indemnified Parties is defined in paragraph (a) of Article 8.

         Indenture Trustee means Wells Fargo Bank Northwest, N.A., and each successor indenture trustee, as indenture trustee under any trust for the benefit of the Certificate Holders.

         Installment Payment Dates is defined in paragraph (a) of Article 3.

         Insurance Premiums is defined in paragraph (e) of Article 13.

         Insurance Requirements is defined in paragraph (a) of Article 13.

         Land is defined in Article 1.

         Leased Property is defined in Article 1.

         Legal Requirements means (i) all present and future applicable laws, statutes, treaties, rules, orders, ordinances, codes, regulations, requirements,
Permits, and interpretations by, and applicable judgments, decrees, injunctions, writs, orders and like action of any Governmental Authority (including, without limitation, those pertaining to the environment, parking requirements and the
Americans with Disabilities Act), whether or not such are within the present contemplation of Lessor or Lessee, and (ii) any reciprocal easement agreement, development agreement, deed restriction, or similar agreement, relating to the
Leased Property, or the Improvements, or the facilities or equipment thereon or therein, or the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining the Leased Property, or the appurtenances to the Leased Property, or the franchises and privileges connected therewith.

         Lessee's Loss is defined in paragraph (a) of Article 12.

         Lessor Liens is defined in Article 1.

         Lessor's Mortgagee means any lender holding a Lien granted by Lessor on the Leased Property. The term "LESSOR'S MORTGAGEE" shall include the servicer and/or trustee with respect to the pool of collateral for any commercial mortgage-backed securities or mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, "CMBSS") into which pool Lessor's
Mortgage or other Lien instrument covering the Leased Property or interest in
Lessor's Mortgagee or other Lien instrument has been sold, assigned, transferred or pledged and also the issuer of such CMBSs. Any references in this Lease to
Lessor's Mortgagee at a time, if any, when there is no Lessor's Mortgagee shall be construed to mean "Lessor's Mortgagee, if any."

         Lessor Parties has the meaning specified in paragraph (a)(i) of Article
9.

         Lien is defined in paragraph (a) of Article 7.

         Management Agreement means either or both of (i) the Management
Agreement dated as of the date hereof between Lakepointe Assets WCOM LLC and
Lessee, and (ii) the Management Agreement dated as of the date hereof between
Lakepointe Assets AET LLC and Lessee, as the same may from time to time be amended or replaced.

         Market Rent is defined in Schedule G.

         Minor Addition is defined in paragraph (e) of Article 10.

         Moody's means Moody's Investor Services, Inc., and any successor thereto.

         Mortgage is defined in paragraph (b) of Article 7.

         Net Award shall mean the entire award, compensation, insurance proceeds or other payment, if any, by reason of or on account of any Destruction (other than for Lessee's Loss), less any expenses reasonably incurred by Lessor or
Lessor's Mortgagee in obtaining such award, compensation, insurance proceeds or other payment and any cost and expense of either in connection with the administration of the distribution of the same and not already paid (or reimbursed to Lessor or Lessor's Mortgage), plus any investment income earned with respect to the foregoing amounts.

         Note means the Note (or Notes) of Lessor secured by any "MORTGAGE"
issued on the Leased Property from time to time.

         Officer's Certificate means a certificate executed by an Executive
Officer of Lessee.

         Outside Restoration Date is defined in paragraph (c) of Article 12.

         Overdue Rate is defined in paragraph (b) of Article 3.

         Permitted Encumbrances means, with respect to the Leased Property: (a)
rights reserved to or vested in any municipality or public authority to condemn, appropriate, recapture or designate a purchaser of the Leased Property; (b) any liens thereon for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or material furnished in connection with the Leased Property, which are not due and payable, or the amount or validity of which are being contested as permitted by
Article 6 hereof; (c) easements, rights-of-way, servitudes, zoning laws, use regulations, and other similar reservations, rights and restrictions and other minor defects and irregularities in the title to the Leased Property existing on the Term Commencement Date or granted in accordance with Article 21 hereof; (d)
the Existing Leases, (e) the WCOM Lease and the AET Lease, (f) the Lien of any
Mortgage and any assignment of this Lease as further security for the Note secured by such Mortgage; and (g) all other matters affecting title existing on the date of this Lease as set forth in Schedule D.

         Permits means all licenses, authorizations, certificates (including certificates of occupancy), variances, concessions, grants, registrations, consents, permits and other approvals issued by a Governmental Authority now or hereafter pertaining to the ownership, management, occupancy, use, operation,
Alteration or Restoration of the Leased Property.

         Person means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee of a trust, unincorporated organization or Governmental Authority.

         Policies are defined in paragraph (a) of Article 13.

         Rating Agencies mean S&P and Moody's.

         Reinvestment Premium means the amount computed in accordance with
Schedule C.

         Renewal Term is defined in paragraph (b) of Article 2.

         Restore or Restoration means if the Leased Property suffers a
Destruction by a Casualty or a Taking, to restore, repair, replace, rebuild and/or improve the Leased Property, as nearly as practicable, to a condition not less than the condition required to be maintained under this Lease and a Fair
Market Value of not less than the Fair Market Value of the Leased Property immediately before such Destruction.

         Restoration Threshold Amount is defined in paragraph (b) of Article 12.

         S&P means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., and any successor thereto.

         Shared Services Building means the building constituting a part of the
Leased Property and designated on the site plan as the Shared Services Building.

         SNDA is defined in paragraph (b) of Article 7.

         Sublessee SNDA has the meaning specified in paragraph (i) of Article
18.

         Taking is defined in paragraph (a) of Article 12.

         Tax and Insurance Reserve Fund is defined in paragraph (e) of Article
13.

         Tax and Insurance Reserve Fund Payment is defined in paragraph (e) of
Article 13.

         Taxes and Impositions is defined in paragraph (a) of Article 6.

         Term means the Basic Term, plus any Renewal Term or Terms.

         Termination Value means the amount computed in accordance with Schedule
C.

         Trade Fixtures is defined in Article 11.